EXHIBIT 10.1.1

     SELLER'S WARRANTIES AND SERVICING AGREEMENT, DATED AS OF DECEMBER
        1, 2001, BETWEEN GOLDMAN SACHS MORTGAGE COMPANY AND BANK OF
                               AMERICA, N.A.



       --------------------------------------------------------------



                       GOLDMAN SACHS MORTGAGE COMPANY

                                 Purchaser

                                    and

                           BANK OF AMERICA, N.A.

                                  Company



       --------------------------------------------------------------


                SELLER'S WARRANTIES AND SERVICING AGREEMENT

                        Dated as of December 1, 2001

       -------------------------------------------------------------








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                                          TABLE OF CONTENTS

                                              ARTICLE I

DEFINITIONS.........................................................................................1

                                             ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; DELIVERY OF DOCUMENTS...........................................................10
Section 2.01      Conveyance of Mortgage Loans; Possession of Mortgage Files;Maintenance of
                  Servicing Files..................................................................10
Section 2.02      Books and Records; Transfers of Mortgage Loans...................................11
Section 2.03      Delivery of Documents............................................................12
Section 2.04      Mortgage Schedule................................................................14
Section 2.05      Examination of Mortgage Files....................................................14
Section 2.06      Representations, Warranties and Agreements of Company............................15
Section 2.07      Representation, Warranties and Agreement of Purchaser............................15
Section 2.08      Closing..........................................................................16
Section 2.09      Closing Documents................................................................16

                                             ARTICLE III

REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH.................................................17
Section 3.01      Company Representations and Warranties...........................................17
Section 3.02      Representations and Warranties Regarding Individual Mortgage Loans...............20
Section 3.03      Repurchase.......................................................................29

                                             ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................................................31
Section 4.01      Company to Act as Servicer.......................................................31
Section 4.02      Liquidation of Mortgage Loans....................................................32
Section 4.03      Collection of Mortgage Loan Payments.............................................33
Section 4.04      Establishment of and Deposits to Custodial Account...............................33
Section 4.05      Permitted Withdrawals From Custodial Account.....................................35
Section 4.06      Establishment of and Deposits to Escrow Account..................................36
Section 4.07      Permitted Withdrawals From Escrow Account........................................37
Section 4.08      Payment of Taxes, Insurance and Other Charges....................................38
Section 4.09      Protection of Accounts...........................................................38
Section 4.10      Maintenance of Hazard Insurance..................................................39
Section 4.11      Maintenance of Mortgage Impairment Insurance.....................................40
Section 4.12      Maintenance of Fidelity Bond and Errors and Omissions Insurance..................40
Section 4.13      Inspections......................................................................41
Section 4.14      Restoration of Mortgaged Property................................................41
Section 4.15      Claims...........................................................................42
Section 4.16      Title, Management and Disposition of REO Property................................42
Section 4.17      Real Estate Owned Reports........................................................43
Section 4.18      Liquidation Reports..............................................................44
Section 4.19      Reports of Foreclosures and Abandonments of Mortgaged Property...................44

                                              ARTICLE V

PAYMENTS TO PURCHASER..............................................................................44
Section 5.01      Remittances......................................................................44
Section 5.02      Statements to Purchaser..........................................................45
Section 5.03      Monthly Advances by Company......................................................45

                                             ARTICLE VI

GENERAL SERVICING PROCEDURES.......................................................................46
Section 6.01      Transfers of Mortgaged Property..................................................46
Section 6.02      Satisfaction of Mortgages and Release of Mortgage Files..........................47
Section 6.03      Servicing Compensation...........................................................47
Section 6.04      Annual Statement as to Compliance................................................47
Section 6.05      Annual Independent Public Accountants' Servicing Report..........................48
Section 6.06      Right to Examine Company Records.................................................48
Section 6.07      Compliance with REMIC Provisions.................................................48

                                             ARTICLE VII

COMPANY TO COOPERATE...............................................................................49
Section 7.01      Provision of Information.........................................................49
Section 7.02      Financial Statements; Servicing Facility.........................................49

                                            ARTICLE VIII

THE COMPANY........................................................................................50
Section 8.01      Indemnification; Third Party Claims..............................................50
Section 8.02      Merger or Consolidation of the Company...........................................50
Section 8.03      Limitation on Liability of Company and Others....................................51
Section 8.04      Limitation on Resignation and Assignment by Company..............................51

                                             ARTICLE IX

PASS-THROUGH TRANSFER..............................................................................52
Section 9.01      Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-
                  Through Transfer.................................................................52

                                              ARTICLE X

DEFAULT............................................................................................54
Section 10.01     Events of Default................................................................54
Section 10.02     Waiver of Defaults...............................................................56

                                             ARTICLE XI

TERMINATION........................................................................................56
Section 11.01     Termination......................................................................56
Section 11.02     Termination Without Cause........................................................56
Section 11.03     Termination With Cause...........................................................57

                                             ARTICLE XII

MISCELLANEOUS PROVISIONS...........................................................................57
Section 12.01     Successor to Company.............................................................57
Section 12.02     Amendment........................................................................58
Section 12.03     Governing Law....................................................................59
Section 12.04     Duration of Agreement............................................................59
Section 12.05     Notices..........................................................................59
Section 12.07     Relationship of Parties..........................................................61
Section 12.08     Execution; Successors and Assigns................................................61
Section 12.09     Recordation of Assignments of Mortgage...........................................61
Section 12.10     Assignment by Purchaser..........................................................61
Section 12.11     Solicitation of Mortgagor........................................................61
Section 12.12     Confidentiality..................................................................62
DEFAULT REPORTS...................................................................................E-2

EXHIBITS

Exhibit A         Mortgage Loan Schedule
Exhibit B         Contents of Each Mortgage Loan File
Exhibit C         Form of Custodial Agreement
Exhibit D         Form of Opinion of Counsel
Exhibit E         Items to Be Included in Monthly Remittance Advice
Exhibit F         Form of Assignment and Assumption Agreement

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         This is a Seller's Warranties and Servicing Agreement for various residential first mortgage loans, dated and effective as of December 21,2001, and is executed between Goldman Sachs Mortgage Company, as purchaser (the "Purchaser"), and Bank of America, N.A., as seller and servicer (the "Company").


                            W I T N E S S E T H


         WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain one to four family, first lien, adjustable rate, residential mortgage loans which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date (as defined below), after deduction of payments due on or before such date whether or not such amounts actually were paid, of approximately $[ ] million;

         WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

         WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:


                                 ARTICLE I

                                DEFINITIONS

         Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

         Adjustment Date: As to each Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

         Agreement: This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

         ALTA: The American Land Title Association or any successor thereto.

         Appraised Value: With respect to any Mortgage Loan, the lesser of
(i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the refinance of such Mortgage Loan.

         Assignment of Mortgage or Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser or its designated assignee.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states where the parties are located are authorized or obligated by law or executive order to be closed.

         Closing Date: December 20, 2001.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Commitment Letter: The Commitment Letter from the Purchaser to the Company, dated as of December 7, 2001.

         Company: Bank of America, N.A., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

         Company Employee: The meaning assigned to such term in Section
4.12.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

         Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit C.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

         Cut-off Date: December 1, 2001.

         Determination Date: The 15th day of every month, or if such day is not a Business Day, the following Business Day.

         Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         First Remittance Date: January 18, 2002.

         FNMA: Federal National Mortgage Association and its successors.

         Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note and Mortgage which is added to the Index in order to determine the related Mortgage Interest Rate.

         Index: On each Adjustment Date, the applicable index shall be a rate per annum equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board in Statistical Release No. H.15 or a comparable publication determined by the Servicer, or, if not so published, as reported by any Federal Reserve Bank or by any U.S. Government department or agency, for the week for which such figures were most recently published or reported as of the date forty-five (45) days prior to the Adjustment Date. If the Index ceases to be available, the Servicer shall choose a new Index based on comparable information.

         Insurance Proceeds: Proceeds of any mortgage insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Company would follow in servicing mortgage loans held for its own account.

         Liquidation Proceeds: Cash (other than Insurance Proceeds or Condemnation Proceeds) received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination or refinance, as applicable, to the Appraised Value of the Mortgaged Property.

         Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to
Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Monthly Remittance Advice: The meaning assigned to such term in
Section 5.02.

         Mortgage: The mortgage, deed of trust or other instrument and riders thereto securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related security instrument and the originals of any required addenda and riders, the original related Assignment and any original intervening related Assignments, the original related title insurance policy and the related appraisal report.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan number;
(2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence or planned unit development; (4) the purpose of the Mortgage Loan; (5) the current Mortgage Interest Rate; (6) the Mortgage Loan Remittance Rate; (7) the Servicing Fee Rate; (8) the current Monthly Payment; (9) the original term to maturity; (10) the scheduled maturity date (and, if different, the stated maturity date indicated on the Mortgage Note on its date of origination); (11) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (12) the Loan-to-Value Ratio; (13) the due date of the Mortgage Loan; (14) a code indicating whether the Mortgage Loan is insured by a Primary Mortgage Insurance Policy; (15) a code indicating whether the Mortgagor or the Mortgaged Property is the subject of a bankruptcy case; (16) the amount of any delinquencies and the due date of any delinquent payments; (17) the CPI twelve month pay string and (18) with respect to each Mortgage Loan, (a) the first Adjustment Date and the Adjustment Date frequency; (b) the Gross Margin; (c) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (d) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (e) the Periodic Rate Cap; (f) the first Adjustment Date immediately following the related Cut-off Date; and (g) the Index.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage and riders thereto.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor: The obligor on a Mortgage Note.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

         Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(xxxii), or any replacement policy therefor obtained by the Servicer pursuant to
Section 4.08.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: With respect to each Remittance Date, the period commencing on the first day of the month preceding the month in which such Remittance Date occurs, and ending on the last day of such month.

         Purchase Price: The purchase price specified in the Commitment
Letter.

         Purchaser: Goldman Sachs Mortgage Company, or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

         Qualification Defect: With respect to a Mortgage Loan, (a) a defective document in the Mortgage File, (b) the absence of a document in the Mortgage File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Loan made by the Company, but, in each case, only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

         Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Company) at the time any deposits are held on deposit therein.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA.

         Rating Agency: Moody's Investors Services, Inc., Standard & Poor's Ratings Group, Fitch, Inc., or any other nationally recognized statistical credit rating agency rating any security issued in connection with any Pass-Through Transfer.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be reconstituted as part of a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date the Purchaser shall designate in writing to the Company.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Advice Date: The 10th day of each month or, if such 10th day is not a Business Day, the first Business Day immediately succeeding such day.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately succeeding such date) of any month, beginning with the First Remittance Date.

         REO Disposition: The final sale by the Company of any REO
Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Repurchase Price: Unless agreed otherwise by the Purchaser and the Company (including without limitation as set forth in the Commitment Letter), a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase, to the extent such amounts are actually paid to the Purchaser upon the repurchase of the related Mortgage Loan.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and
(d) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

         Servicing Fee Rate: 0.375% per annum with respect to each 3/1 adjustable rate Mortgage Loan and 0.25% per annum with respect to each 7/1 or 10/1 adjustable rate Mortgage Loan.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

         Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously collected by the Company as servicer hereunder and distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances made in lieu thereof.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.


                                 ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                  BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

         The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the related Mortgage Loans after the Cut-off Date (and including Monthly Payments due after the Cut-off Date but received by the Company on or before the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

         The principal balance of each Mortgage Loan as of the Cut-off Date shall be determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Company shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Company to the Purchaser, and shall remit such amounts as provided in Section 5.01.

         Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents to the Custodian. The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Sections 2.03, 3.03 or 6.02.

Section 2.02      Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans on account of interest and principal due after the Cut-off Date, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of FNMA or FHLMC, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by FNMA or FHLMC, and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the FNMA or FHLMC Selling and Servicing Guide, as amended from time to time.

         The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than four Persons (including Goldman Sachs Mortgage Company) at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Company receives notification of a transfer less than five (5) Business Days before the monthly Determination Date, the Company's duties to remit and report to the new purchaser(s) as required by Section 5 shall begin with the first Determination Date after the Reconstitution Date.

Section 2.03      Delivery of Documents.

         Pursuant to the Custodial Agreement delivered to the Purchaser prior to or contemporaneously with the delivery of this Agreement, the Company has delivered and released to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement and by this Agreement with respect to each Mortgage Loan.

         The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement. The Company will be responsible for the Custodian's fees and expenses with respect to the delivery and certification of those Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement. The Company will be responsible for the fees and expenses related to the recording of the initial Assignments of Mortgage (including any fees and expenses related to any preparation and recording of any intervening or prior assignments of the Mortgage Loans to the Company or to any prior owners of or mortgagees with respect to the Mortgage Loans). The Purchaser will be responsible for the Custodian's fees and expenses with respect to the initial inventory and maintenance of the Mortgage Loans on or before the Closing Date.

         Within 90 days after the Closing Date, the Company shall deliver to the Custodian each of the documents described in Exhibit B not delivered pursuant to the Agreement.

         The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 60 days of its submission for recordation.

         In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld or delayed.

         Notwithstanding the foregoing, if the originals or certified copies required in this Section 2.03 are not delivered as required within 90 days following the Closing Date or as otherwise extended as set forth above, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by the Company in accordance with Section 3.03 hereof; provided, however, that the foregoing repurchase obligation shall not apply in the event the Company cannot deliver such items due to a delay caused by the recording office in the applicable jurisdiction; provided that the Company shall deliver instead a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate from the Company confirming that such documents have been accepted for recording. Any such document shall be delivered to the Purchaser or its designee promptly upon receipt thereof from the related recording office.

         If the Company, the Purchaser or the Custodian finds any document or documents constituting a part of a Mortgage File pertaining to a Mortgage Loan to be defective (or missing) in any material respect, and such defect or missing document materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the party discovering such defect shall promptly so notify the Company. The Company shall have a period of 90 days after receipt of such written notice within which to correct or cure any such defect. The Company hereby covenants and agrees that, if any material defect cannot be corrected or cured, the Company will, upon the expiration of the applicable cure period described above, repurchase the related Mortgage Loan in the manner set forth in Section 3.03; provided, however, that with respect to any Mortgage Loan, if such defect constitutes a Qualification Defect, any such repurchase must take place within 75 days of the date such defect is discovered.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, if, at the end of such 90-day period, the Company delivers an Officer's Certificate to the Purchaser certifying that the Company is using good faith efforts to correct or cure such defect and identifying progress made, then the Purchaser shall grant the Company an extension to correct or cure such defect. The extension shall not extend beyond (1) the date that is 75 days after the date the defect is discovered, or, (2) if the defect is not a Qualification Defect (as evidenced by an Opinion of Counsel), the date that is 30 days beyond the original 90-day cure period. If the defect is not a Qualification Defect, additional 30-day extensions may be obtained pursuant to the same procedure, as long as the Company demonstrates continued progress toward a correction or cure; provided that no extension shall be granted beyond 180 days from the date on which the Company received the original notice of the defect.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, the failure of the Purchaser to notify the Company of any defective or missing document in a Mortgage File within such 90-day period, or the failure of the Purchaser to require the Company to cure or repurchase the related Mortgage Loan upon expiration of such 90-day period, shall not constitute a waiver of its rights hereunder, including the rights with respect to a Mortgage Loan, to require the Company to repurchase the affected Mortgage Loan and the right to indemnification pursuant to Section
3.03 hereof.

         Notwithstanding the foregoing, to the extent that the Custodian certifies as to any document as being delivered to it pursuant to the Custodial Agreement in a non-defective state and such document subsequently becomes missing or defective, the Company shall not be obligated to repurchase the related Mortgage Loan by reason of such missing or defective document, to redeliver such document to the Custodian or to correct any such defect.

Section 2.04      Mortgage Schedule.

         The Company has provided the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under this Agreement (the "Mortgage Loan Schedule") substantially in the form attached hereto as Exhibit A. The Mortgage Loan Schedule shall conform to the definition of "Mortgage Loan Schedule" hereunder.

Section 2.05      Examination of Mortgage Files.

         Prior to the Closing Date, the Company shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Company's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Company. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Company. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under this Agreement.

Section 2.06      Representations, Warranties and Agreements of Company.

         The Company agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Section 3.01 and 3.02 as of the Closing Date. The Company, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the Closing Date:

                  (i) neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person (other than Purchaser) in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of any Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor has it authorized (other than by any general authorization pursuant to which it will perform its obligations under this Agreement and under which neither it nor any Person on its behalf will act except as contemplated by this Agreement), nor will it act, nor will it authorize any person to act subsequent to the date hereof, in such manner with respect to the Mortgage Loans.

                  (ii) the Company has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

Section 2.07      Representation, Warranties and Agreement of Purchaser.

         The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the Closing Date.

         (i) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

         (ii) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person; and

         (iii) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans.

Section 2.08      Closing.

         The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

         The closing shall be subject to each of the following conditions:

         (i) all of the representations and warranties of the Company under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

         (ii) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 2.09 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

         (iii) the Company shall have delivered and released to the Custodian all documents required pursuant to this Agreement and the Custodial Agreement, and

         (iv) all other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Company on the Closing Date the Purchase Price by wire transfer of immediately available funds to the account designated by the Company.

Section 2.09      Closing Documents.

         With respect to the Mortgage Loans, the Closing Documents shall consist of fully executed originals of the following documents:

         (i) this Agreement, dated as of the Cut-off Date, in two counterparts;

         (ii) the Custodial Agreement, dated as of the Cut-off Date, in three counterparts, in the form attached as Exhibit C to this Agreement;

         (iii) the Mortgage Loan Schedule, one copy to be attached to each counterpart of this Agreement, and to each counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

         (iv) a Receipt and Certification, as required under the Custodial Agreement;

         (v) an officer's certificate of the Company substantially in the form of Exhibit F attached hereto; and

         (vi) an Opinion of Counsel of the Company, in the form of Exhibit D hereto.


                                ARTICLE III

            REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01      Company Representations and Warranties.

         The Company hereby represents and warrants to the Purchaser that, as of the Closing Date:

         (a)      Due Organization and Authority.

         The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

         (b)      Ordinary Course of Business.

         The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (c)      No Conflicts.

         Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d)      Ability to Service.

         The Company is an approved seller/servicer of residential mortgage loans for FNMA and FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for FNMA and FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA and FHLMC eligibility requirements or which would require notification to FNMA and FHLMC;

         (e)      Reasonable Servicing Fee.

         The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

         (f)      Ability to Perform.

         The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

         (g)      No Litigation Pending.

         There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

         (h)      No Consent Required.

         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

         (i)      No Untrue Information.

         Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein, in light of the circumstances under which such statements are made, not misleading;

         (j)      Sale Treatment.

         The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

         (k)      No Material Change.

         There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements; and

         (l)      No Brokers' Fees.

         The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02      Representations and Warranties Regarding Individual
                  Mortgage Loans.

         As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the Closing Date (except as set forth in (i) below):

         (i)      Mortgage Loans as Described.

                  The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is true and correct as of December 1, 2001.

         (ii)     Payment History.

                  All payments required to be made prior to the Cut-Off Date for each Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been 30 days delinquent more than one time during the 12 months immediately preceeding the Closing Date.

         (iii)    No Outstanding Charges.

                  There are no defaults by the Company in complying with the terms of the Mortgage Note or Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established for every such item which remains unpaid and which has been assessed but is not yet due and payable;

         (iv)     Original Terms Unmodified.

                  The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Purchaser. The substance of any such waiver, alteration or modification has been approved by the mortgage insurer, if the Mortgage Loan is insured, the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part;

         (v)      No Defenses.

                  The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (vi)     No Satisfaction of Mortgage.

                  The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

         (vii)    Validity of Mortgage Documents.

                  The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

         (viii)   No Fraud.

                  All the documents executed in connection with the Mortgage Loan including, but not limited to, the Mortgage Note and the Mortgage are free of fraud and any misrepresentation, are signed by the persons they purport to be signed by, and witnessed or, as appropriate, notarized by the persons whose signatures appear as witnesses or notaries, and each such document constitutes the valid and binding legal obligation of the signatories and is enforceable in accordance with its terms;

         (ix)     Compliance with Applicable Laws.

                  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (x)      Location and Type of Mortgaged Property.

                  The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel (or more than one contiguous parcel) of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA or FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No Mortgage Loan is secured by a leasehold estate, and no Mortgage Loan is a cooperative loan. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial purposes. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA or FHLMC eligibility requirements or is located in a condominium or planned unit development project which has received FNMA or FHLMC project approval and the representations and warranties required by FNMA or FHLMC with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

         (xi)     Valid First Lien.

                  The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                           1. the lien of current real property taxes and assessments not yet due and payable;

                           2. covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy or attorney's title opinion delivered to the originator of the Mortgage Loan and
                                    (i) referred to or otherwise considered
                                    in the appraisal made for the
                                    originator of the Mortgage Loan and
                                    (ii) which do not adversely affect the
                                    Appraised Value of the Mortgaged
                                    Property set forth in such appraisal;
                                    and

                           3. other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

                  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

         (xii)    Full Disbursement of Proceeds.

                  The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (xiii)   Ownership.

                  The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

         (xiv)    Origination/Doing Business.

                  The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 or the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and any qualification requirements of FNMA or FHLMC, as applicable, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or
                  (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

         (xv)     Title Insurance.

                  The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, as applicable, issued by a title insurer acceptable to FNMA or FHLMC, as applicable, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (xi) of this Section 3.02; provided, however, that in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, the Mortgage Loan is the subject of an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (xvi)    No Mechanics' Liens.

                  There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Section (xv) above;

         (xvii)   Location of Improvements; No Encroachments.

                  Except as insured against by the title insurance policy referenced in Section (xv) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

         (xviii)  Customary Provisions.

                  The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (xix)    Occupancy of the Mortgaged Property.

                  As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law.

         (xx)     No Additional Collateral.

                  The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (xi) above;

         (xxi)    Deeds of Trust.

                  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (xxii)   Transfer of Mortgage Loans.

                  The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

         (xxiii)  Mortgaged Property Undamaged.

                  The Mortgaged Property is not materially damaged by water, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (xxiv)   Collection Practices; Escrow Deposits.

                  The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Acceptable Servicing Practices, and have been in all material respects legal and proper and in accordance with the terms of the Mortgage Note and Mortgage. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

         (xxv)    No Condemnation.

                  To the best of Company's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

         (xxvi)   The Appraisal.

                  The Mortgage Loan Documents contain an appraisal of the related Mortgaged Property by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of FNMA or FHLMC as applicable;

         (xxvii)   Insurance.

                   The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC as applicable against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; the insurance policy contains a standard clause naming the originator of such mortgage loan, its successor and assigns, as insured mortgagee; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1983, as amended; and the Mortgage obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense and the Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

         (xxviii)  Soldiers' and Sailors' Civil Relief Act.

                   The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

         (xxix)    Payment Terms.

                   The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest in arrears, providing for full amortization by maturity over a scheduled term of no more than 30 years. No Mortgage Loan has a shared appreciation or other contingent interest feature, or permits negative amortization;

         (xxx)     No Defaults.

                   Except with respect to delinquencies identified on the Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under any Mortgage or Mortgage Note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Company has not waived any default, breach, violation or event of acceleration; and

         (xxxi)    Loan-to-Value Ratio; Modifications; No Foreclosures.

                   The Loan-to-Value Ratio of each Mortgage Loan was less than 125% at the time of its origination or refinancing, as applicable. No Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings.

         (xxxii)   Primary Mortgage Insurance.

                   Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, in at least such amounts as are required by FHLMC or FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith unless terminable in accordance with FHLMC standards or applicable law.

         (xxxiii)  Underwriting Guidelines.

                   The Mortgage Loan was underwritten in accordance with the Company's underwriting guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

         (xxxiv)   Adverse Selection.

                   The Company used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

         (xxxv)    No Bankruptcy.

                   To the best of the Company's knowledge, no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and as of the Closing Date, the Company has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding.

Section 3.03      Repurchase.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

         Within 90 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, (i) the Company shall use its best efforts promptly to cure such breach in all material respects and (ii) if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price as required in Section 4.04, for distribution to Purchaser on the Remittance Date for the month following the date of the repurchase, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution for application in accordance with Section 5.01.

         At the time of repurchase, the Purchaser and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place and amend the Mortgage Loan Schedule to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         In addition to such repurchase obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses (excluding, however, punitive damages, loss of profit damages and exemplary damages) resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 and Section 8.01, constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon the earliest of (i) discovery of such breach by the Company or the Purchaser or notice thereof by the Purchaser to the Company, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.


                                 ARTICLE IV

               ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01      Company to Act as Servicer.

         The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a third party servicing provider, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         Consistent with the terms of this Agreement and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

Section 4.02      Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as
(1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) the Company shall determine prudently to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to
Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within three (3) Business Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03      Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable in accordance with Accepted Servicing Practices and, shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04      Establishment of and Deposits to Custodial Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Bank of America, N.A., in trust for the Purchaser of Residential Mortgage Loans serviced under a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001, and various Mortgagors - P & I", or as otherwise directed in writing by the Purchaser or its assigns after the Closing Date in connection with any Whole Loan Transfer or Pass-Through Transfer. The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

         The Company shall deposit in the Custodial Account within one Business Day (or two Business Days in the case of the amounts described in clauses (iii) through (v) below) of the Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

         (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

         (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

         (iii)    all Liquidation Proceeds;

         (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

         (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

         (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.01, 5.03, 6.01 or 6.02;

         (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02;

         (viii) with respect to each Principal Prepayment an amount (to be paid by the Company out of its own funds, but not in excess of its Servicing Fee for the related Due Period) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

         (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

         (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to
                  Section 4.16.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05      Permitted Withdrawals From Custodial Account.

         The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

         (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

         (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (iv) to pay itself as servicing compensation any interest on funds deposited in the Custodial Account;

         (v) to reimburse itself for expenses incurred to the extent reimbursable pursuant to Section 8.01;

         (vi)     to pay any amount required to be paid pursuant to Section
                  4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

         (vii) to reimburse itself for any Monthly Advances, Servicing Advances or REO expenses after liquidation of the Mortgaged Property to the extent not otherwise reimbursed above;

         (viii) to reimburse the trustee with respect to any Pass-Through Transfer for any unreimbursed Monthly Advances or Servicing Advances made by the Trustee, as applicable, the right to reimbursement pursuant to this subclause
                  (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds of REO Dispositions, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, such trustee's right thereto shall be prior to the rights of the Company to reimbursement under
                  (ii) and (iii), and prior to the rights of the Purchaser under (i);

         (ix) to remove funds inadvertently placed in the Custodial Account by the Company; and

         (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

         In the event that the Custodian Account is interest bearing, on each Remittance Date, the Company shall withdraw all interest earned on funds on deposit in the Custodial Account. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06      Establishment of and Deposits to Escrow Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Bank of America, N.A., in trust for the Purchaser under the Seller's Warranties and Servicing Agreement dated as of December 21, 2001 and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with
Section 4.07.

         The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of the Company's receipt, and retain therein:

         (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

         (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

         (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy.

         The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07      Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Company only:

         (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

         (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

         (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

         (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

         (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
                  Section 4.14;

         (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

         (vii) to remove funds inadvertently placed in the Escrow Account by the Company;

         (viii) to clear and terminate the Escrow Account on the termination of this Agreement; and

         (xi) to apply the proceeds of any Primary Mortgage Insurance Policy as if such proceeds were payments on, or liquidation proceeds of, the related Mortgage Loan as the case may be.

Section 4.08      Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09      Protection of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time, upon prior written notice to the Purchaser.

Section 4.10      Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA or FHLMC, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to FNMA or FHLMC, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof.

         If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to FNMA or FHLMC, in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

         If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA or FHLMC requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

         All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to FNMA and FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

         Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11      Maintenance of Mortgage Impairment Insurance.

         In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with Accepted Servicing Practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

Section 4.12      Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance.

         The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section
4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts acceptable to FNMA or FHLMC. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

Section 4.13      Inspections.

         If any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

Section 4.14      Restoration of Mortgaged Property.

         The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than the lesser of $15,000 or any amount prescribed by applicable FNMA or FHLMC guidelines, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

         (i) The Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

         (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

         (iii) the Company shall verify that the Mortgage Loan is not in default; and

         (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15      Claims.

         In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer in a timely fashion and, in this regard, to take such action as shall be necessary to permit recovery respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any guaranty shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16      Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Company, or in the event the Company is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, or the perfection of the ownership or security interest of the Purchaser in such REO Property would be adversely effected, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

         The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

         The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

         The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to
Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

         The Company shall withdraw the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section
4.10 and the fees of any managing agent of the Company, or the Company itself. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17      Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18      Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19      Reports of Foreclosures and Abandonments of Mortgaged
                  Property.

         Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

                                 ARTICLE V

                           PAYMENTS TO PURCHASER

Section 5.01      Remittances.

         On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date.

         With respect to any remittance received by the Purchaser after the date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each charge, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02      Statements to Purchaser.

         Not later than the Remittance Advice Date, the Company shall furnish to the Purchaser a Monthly Remittance Advice, including the information set forth in Exhibit E attached hereto, with a trial balance report attached thereto, as to the preceding remittance and the period ending on the last day of the preceding month, in a form to be agreed upon by the Purchaser and the Company.

Section 5.03      Monthly Advances by Company.

         On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the Determination Date immediately preceding such Remittance Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. Notwithstanding the foregoing, the Company shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Company, its parent, or their respective successors hereunder shall have a long-term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency in connection with Pass-Through Transfer, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination.

                                 ARTICLE VI

                        GENERAL SERVICING PROCEDURES

Section 6.01      Transfers of Mortgaged Property.

         The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so.

         If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other materials terms shall be changed without Purchaser's consent.

         To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02      Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in
Section 5.02, and may request the release of any Mortgage Loan Documents.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03      Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed; provided that the Servicing Fee shall be pro rated for any month in which the Company services such Mortgage Loan for less than the full month. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.

         Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04      Annual Statement as to Compliance.

         The Company shall deliver to the Purchaser on or before April 15 each year, beginning April 15, 2002, an Officer's Certificate, stating that
(i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied fully with the provisions of this Agreement or similar agreements, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement or similar agreements throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

Section 6.05      Annual Independent Public Accountants' Servicing Report.

         On or before April 15 of each year, beginning April 15, 2002, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and
(ii) such other exceptions as shall be set forth in such statement. By providing Purchaser a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Company shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06      Right to Examine Company Records.

         The Purchaser, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07      Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                ARTICLE VII

                            COMPANY TO COOPERATE

Section 7.01      Provision of Information.

         During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

         The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02      Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser a Consolidated Statement of Operations of the Company for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

         The Company also shall make available to Purchaser or prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.

                                ARTICLE VIII

                                THE COMPANY

Section 8.01      Indemnification; Third Party Claims.

         The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (excluding, however, punitive damages, loss of profit damages and exemplary damages) that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any reasonable written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all costs, fees or expenses advanced by it pursuant to this paragraph except when the claim in any way results from, relates to or arises out of any liability, obligation, act or omission of the Company, including without limitation, the Company's indemnification obligation under Section 3.03 and this Section 8.01, any repurchase obligation of the Company hereunder including Sections 2.03, 3.03 and 6.02, or the failure of the Company to service and administer the Mortgage Loans and otherwise perform its obligations hereunder in strict compliance with the terms of this Agreement.

Section 8.02      Merger or Consolidation of the Company.

         The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a FNMA/FHLMC-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder. Not withstanding the foregoing, any party to whom the Company sells or otherwise disposes of all or substantially all of its property or assets shall become a party to this Agreement.

Section 8.03      Limitation on Liability of Company and Others.

         Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 8.04      Limitation on Resignation and Assignment by Company.

         The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder, nor delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

         Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                 ARTICLE IX

                           PASS-THROUGH TRANSFER

Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer

         The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may at any time effect Whole Loan Transfers or Pass-Through Transfers, retaining the Company as the Servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer"; provided, however, that the Purchaser shall use its reasonable best efforts to give the Company 10 Business Days prior written notice of each such transfer and, in the event Purchaser shall for any reason be unable to provide such 10 Business Days notice, shall reasonably cooperate with Company in its efforts to minimize any material negative effects of such failure. From and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Company shall continue to service such Mortgage Loans on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

         The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Pass-Through Transfer in accordance with this
Article IX. In connection therewith the Company shall:

         (a)      make all representations and warranties under Section
                  3.01 hereof as of the Closing Date and under Section 3.02 hereof as of the closing date of each Whole Loan Transfer or Pass-Through Transfer;

         (b) negotiate in good faith and execute any seller/servicer agreements required by the issuer to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement;

         (c)      provide as applicable:

                  (i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request; and

                  (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Company as servicer for inclusion in any offering memorandum to be distributed to potential investors in connection with a Pass-Through Transfer with respect to the Mortgage Loans, and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, any Rating Agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfers or Pass-Through Transfers. The Purchaser shall pay all third party costs (including all necessary fees and expenses of external counsel) associated with the preparation of such information. The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company's counsel to review such seller/servicer agreements. In connection with any Whole Loan Transfer or Pass-Through Transfer, the Company shall retain a servicing fee at a rate per annum equal to no less than the applicable Servicing Fee for each Mortgage Loan; and

         (d) indemnify the Purchaser for any material misstatements contained in the information provided pursuant to (c) above.

         In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date and after the Closing Date the Company shall prepare an Assignment in blank or, at the option of the Purchaser, to the trustee from the Company (to the extent such Assignment has not been prepared on or before the Closing Date) acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Pass-Through Transfers. The Purchaser shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment, track such Assignments to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

                                 ARTICLE X

                                  DEFAULT

Section 10.01     Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Company:

         (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

         (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

         (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such degree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

         (vii) the Company ceases to meet the qualifications of a FNMA and FHLMC servicer;

         (viii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of
                  Section 8.04; or

         (ix) the taking of any action by the Company, any Company Employee, any Affiliate or any director or employee thereof that has been determined by any court, governmental body or arbitrator having competent jurisdiction to constitute fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of any of the foregoing Persons for criminal activity related to the mortgage origination or servicing activities of the Company, in each case, where such indictment materially and adversely affects the ability of the Company to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within 90 days).

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate with cause all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

         Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02     Waiver of Defaults.

         By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE XI

                                TERMINATION

Section 11.01     Termination.

         This Agreement shall terminate upon any of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder;
(ii) mutual consent of the Company and the Purchaser in writing or (iii) termination pursuant to Section 10.01, 11.02 or 11.03.

Section 11.02     Termination Without Cause.

         Upon at least 30 days prior written notice, at any time and without cause, the Purchaser may terminate, at its sole option, any rights the Company may have hereunder as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company and any Rating Agency by registered mail as provided in Section 12.05.

         The Company shall be entitled to receive, as such liquidated damages, upon its termination as servicer hereunder without cause pursuant to this Section 11.02 an amount equal to 2.50% of the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans as of the termination date paid by the Purchaser to the Company with respect to all of the Mortgage Loans.

Section 11.03     Termination With Cause.

         Notwithstanding any other provision hereof to the contrary, the Purchaser, at its option, may terminate this Agreement, and any rights the Company may have hereunder, with cause upon ten (10) Business Days' prior written notice. For all purposes of determining "cause" with respect to termination of this Agreement or the rights of the Company hereunder, such term shall mean (i) termination upon the occurrence of any Event of Default hereunder which is not cured within any applicable cure period or (ii) any repeated material failure to strictly comply with the terms and provisions of this Agreement. In the event of a termination of the Company for cause under this Section 11.03, no liquidated damages shall be payable to the Company pursuant to Section 11.02.

                                ARTICLE XII

                          MISCELLANEOUS PROVISIONS

Section 12.01     Successor to Company.

         Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01 or 11.01, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or
(ii) appoint a successor having the characteristics set forth in Section
8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Sections 2.03, 3.03 and 6.02, it being understood and agreed that the provisions of such Sections 2.03, 3.01, 3.02, 3.03 and 6.01 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement; provided that the Company, as servicer, shall not be liable hereunder for any acts or omissions occurring subsequent to its resignation or removal as servicer hereunder or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for the portion of subsection (h) relating to sale of the mortgage loans and all of subsections (j) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement; provided, however, that the Company shall retain its right to reimbursement for any unreimbursed Monthly Advances and Servicing Advances made by it prior to its resignation or removal to the same extent that the Company was entitled to reimbursement prior to such removal or resignation. Any termination or resignation of the Company or termination of this Agreement pursuant to
Section 8.04, 10.01, 11.01, 11.02 or 11.03 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

         The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

         Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02     Amendment.

         This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

Section 12.03     Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 12.04     Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05     Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i)      if to the Company:

                  Bank of America, N.A.
                  101 East Main Street, 400
                  Attention:  Servicing Manager
                  Louisville, KY 40232

                  With a copy to:

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, NC 28255
                  Attention:  Mortgage Finance Manager
                  Tel: (704) 388-7099
                  Fax: (704) 386-0805

                  Bank of America Mortgage
                  101 E. Main Street, Suite 400
                  Louisville, KY 40202-5318

                  or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

         (ii)     if to Purchaser:

                  Goldman Sachs Mortgage Company
                  100 Second Avenue South
                  Suite 200 North
                  St. Petersburg, FL 33701
                  Attention: Debbie Brown
                  Tel: (727) 825-3800
                  Fax: (727) 825-3821

                  With a copy to:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, NY 10004
                  Attention: Kevin G. Chavers
                  Tel: (212) 902-6628
                  Fax: (212) 346-3568

                  or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

Section 12.06     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07     Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08     Execution; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon, and shall be enforceable by, the Company and the Purchaser and their respective successors and assigns, including without limitation, The Chase Manhattan Bank or any other trustee appointed with respect to any Whole Loan Transfer or Pass-Through Transfer.

Section 12.09     Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, which recordation shall have been effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 12.10     Assignment by Purchaser.

         The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.11     Solicitation of Mortgagor.

         The Purchaser, its affiliates, successors or assigns shall not, without the prior written consent of the Company, take any action to solicit or make direct contact with the Mortgagor under any Mortgage Loan except to the extent required by the Company's breach of this Agreement or as required under applicable law or regulatory authority. Notwithstanding any provision of this Agreement to the contrary, in the event the Purchaser, its affiliates, successors or assigns fails to obtain such written consent, the Company shall be entitled, in its sole discretion, to terminate its obligations and duties under this Agreement. Upon termination without cause of the servicing rights and obligations under this Agreement and the transfer of such rights and obligations to the Purchaser or Purchaser's designee, the Company shall be entitled to receive damages as provided in Section 11.02.

         The Company agrees that, after the Closing Date, it will not take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements or from servicing the refinancing needs of a Mortgagor who, without solicitation, contacts Company in connection with the refinance of such Mortgage or Mortgage Loan, shall not constitute solicitation under this Section. Notwithstanding anything to the contrary, this Section shall not prohibit the Company from soliciting any Mortgagor to provide other services including but not limited to credit cards, insurance investments and banking related services.

Section 12.12     Confidentiality.

         Each of the Company and the Purchaser shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of such terms is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) such terms are disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person's duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) such terms are disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a Whole Loan Transfer or Pass-Through Transfer of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.


         IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the day and year first above written.


                                  GOLDMAN SACHS MORTGAGE COMPANY

                                  By: Goldman Sachs Real Estate
                                        Funding Corp., its General Partner


                                  By:  /s/ Janet Bell
                                      ----------------------------------------
                                  Name:  Janet Bell
                                  Title: Vice President


                                  BANK OF AMERICA, N.A.,
                                    As seller and servicer


                                  By: /s/ Judy Ford
                                      ----------------------------------------
                                  Name:  Judy Ford
                                  Title: Vice President





STATE OF NEW YORK     )
                      )   ss:
COUNTY OF NEW YORK    )

         On the 20th day of December, 2001 before me, a Notary Public in and for said State, personally appeared Janet Bell, known to me to be the Vice President of Goldman Sachs Real Estate Funding Corp., the general partner of Goldman Sachs Mortgage Company, the partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said partnership, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                          /s/ Catherine E. Danuto
                                         ------------------------------------
                                         Notary Public

                                         My Commission expires March 27, 2003




STATE OF NORTH CAROLINA    )
                           )   ss:
COUNTY OF MECKLENBERG      )

         On the 20th day of December, 2001 before me, a Notary Public in and for said State, personally appeared Judy Ford, known to me to be the Vice President of Bank of America, N.A., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                         /s/ Michelle T. McCall
                                         ----------------------------------
                                         Notary Public

                                         My Commission expires 2/27/2002




                                 EXHIBIT A


                           MORTGAGE LOAN SCHEDULE






   ANUM         RATE           OBAL                PBAL           FPDATE        MDATE          PDATE     OTERM           APPR
----------     ------      ------------        ------------      -------       -------        -------    -----     ---------------
6709099409      5.125      $ 800,000.00         $ 796,218.94      11/1/01       10/1/31        2/1/02     360      $ 2,300,000.00
6176763925      5.125      $ 721,000.00         $ 718,449.67      12/1/01       11/1/31        2/1/02     360      $ 1,110,000.00
6052913693          6      $ 750,000.00         $ 747,748.90      12/1/01       11/1/31        2/1/02     360      $ 1,075,000.00
6303930470       6.25      $ 720,000.00         $ 717,939.79      12/1/01       11/1/31        2/1/02     360        $ 900,000.00
6299415049          6    $ 1,000,000.00         $ 998,004.00       1/1/02       12/1/31        2/1/02     360      $ 2,600,000.00
6845879367          6      $ 591,200.00         $ 590,019.96       1/1/02       12/1/31        2/1/02     360        $ 739,000.00
6421677144        6.5      $ 364,800.00         $ 364,138.63       1/1/02       12/1/31        2/1/02     360        $ 470,000.00
6235288252      5.875      $ 557,000.00         $ 555,287.97      12/1/01       11/1/31        2/1/02     360        $ 765,000.00
6469682899       7.25      $ 846,400.00         $ 842,377.98       9/1/01        8/1/31        2/1/02     360      $ 1,058,000.00
6267540786      6.125      $ 674,900.00         $ 672,922.03      12/1/01       11/1/31        2/1/02     360      $ 1,000,000.00
6985877064      6.625      $ 999,950.00         $ 997,288.67      12/1/01       11/1/31        2/1/02     360      $ 1,430,000.00
6478159731          5      $ 376,000.00         $ 372,620.54      12/1/01       11/1/31        2/1/02     360        $ 475,000.00
6701056126      5.625      $ 496,000.00         $ 494,401.75      12/1/01       11/1/31        2/1/02     360        $ 620,000.00
6517811474        6.5      $ 620,000.00         $ 618,309.39      12/1/01       11/1/31        2/1/02     360        $ 780,000.00
6280727220      6.375      $ 415,000.00         $ 413,840.72      12/1/01       11/1/31        2/1/02     360        $ 520,000.00
6132112407        6.5      $ 430,000.00         $ 428,827.47      12/1/01       11/1/31        2/1/02     360        $ 670,000.00
6884570653      5.875      $ 405,000.00         $ 403,755.17      12/1/01       11/1/31        2/1/02     360        $ 715,000.00
6807806432      6.375      $ 388,500.00         $ 387,778.42       1/1/02       12/1/31        2/1/02     360        $ 610,000.00
6424176854      6.125      $ 410,000.00         $ 408,798.38      12/1/01       11/1/31        2/1/02     360      $ 2,300,000.00
6818112838      6.125      $ 900,000.00         $ 897,362.34      12/1/01       11/1/31        2/1/02     360      $ 1,200,000.00
6158460185          6      $ 998,000.00         $ 996,007.99       1/1/02       12/1/31        2/1/02     360      $ 1,350,000.00
6280819423      6.375      $ 452,000.00         $ 450,737.37      12/1/01       11/1/31        2/1/02     360        $ 620,000.00
6515073739       6.25      $ 600,000.00         $ 598,858.41       1/1/02       12/1/31        2/1/02     360      $ 1,500,000.00
6030503426      6.125      $ 320,000.00         $ 318,428.91      10/1/01        9/1/31        2/1/02     360        $ 400,000.00
6930235442       6.25      $ 672,000.00         $ 670,077.16      12/1/01       11/1/31        2/1/02     360        $ 845,000.00
6569440396      6.625      $ 370,400.00         $ 369,414.17      12/1/01       11/1/31        2/1/02     360        $ 463,000.00
6888577696      5.125      $ 426,000.00         $ 424,493.14      12/1/01       11/1/31        2/1/02     360        $ 560,000.00
6180777416       6.25      $ 428,000.00         $ 427,185.68       1/1/02       12/1/31        2/1/02     360        $ 535,000.00
6145154941      5.875      $ 455,200.00         $ 454,269.51       1/1/02       12/1/31        2/1/02     360        $ 569,000.00
6584091281      6.375      $ 480,000.00         $ 479,108.48       1/1/02       12/1/31        2/1/02     360        $ 603,000.00
6743386036      6.875      $ 399,200.00         $ 398,527.32       1/1/02       12/1/31        2/1/02     360        $ 499,000.00
6091097516      5.875      $ 406,400.00         $ 405,150.88      12/1/01       11/1/31        2/1/02     360        $ 508,000.00
6249250223          6      $ 354,000.00         $ 353,293.42       1/1/02       12/1/31        2/1/02     360        $ 450,000.00
29785193        6.875      $ 635,550.00         $ 633,938.99      12/1/01       11/1/31        2/1/02     360        $ 853,500.00
6563605242      6.125      $ 420,000.00         $ 418,769.08      12/1/01       11/1/31        2/1/02     360        $ 525,000.00
6389716983      5.875      $ 419,000.00         $ 418,143.51       1/1/02       12/1/31        2/1/02     360        $ 600,000.00
6853283635          6      $ 426,750.00         $ 425,898.20       1/1/02       12/1/31        2/1/02     360        $ 569,000.00
6584655929        6.5      $ 343,000.00         $ 342,378.16       1/1/02       12/1/31        2/1/02     360        $ 515,000.00
6389756567      6.125      $ 356,418.00         $ 355,723.39       1/1/02       12/1/31        2/1/02     360        $ 575,000.00
6881562851      6.375      $ 624,000.00         $ 622,841.03       1/1/02       12/1/31        2/1/02     360        $ 790,000.00
6787989208       7.25      $ 576,000.00         $ 571,205.74       6/1/01        5/1/31        2/1/02     360        $ 720,000.00
6809947903      5.125      $ 350,000.00         $ 345,742.72      12/1/01       11/1/31        2/1/02     360        $ 615,000.00
6992131208      5.875      $ 351,200.00         $ 350,120.51      12/1/01       11/1/31        2/1/02     360        $ 439,000.00
6155582353      6.875      $ 450,000.00         $ 448,859.33      12/1/01       11/1/31        2/1/02     360        $ 600,000.00
6432744065      5.875      $ 536,000.00         $ 534,352.51      12/1/01       11/1/31        2/1/02     360        $ 670,000.00
6627511410        6.5      $ 540,000.00         $ 538,527.55      12/1/01       11/1/31        2/1/02     360        $ 675,000.00
6792390400       6.25      $ 403,200.00         $ 402,432.85       1/1/02       12/1/31        2/1/02     360        $ 504,000.00
6748435366      6.375      $ 468,000.00         $ 467,130.76       1/1/02       12/1/31        2/1/02     360        $ 585,000.00
6211508319          6      $ 369,000.00         $ 368,263.46       1/1/02       12/1/31        2/1/02     360        $ 536,500.00
6894987764       6.25      $ 450,000.00         $ 448,712.38      12/1/01       11/1/31        2/1/02     360      $ 1,000,000.00
6862844252      6.125      $ 455,000.00         $ 453,666.52      12/1/01       11/1/31        2/1/02     360        $ 630,000.00
6936112603          6      $ 347,000.00         $ 345,958.46      12/1/01       11/1/31        2/1/02     360        $ 447,000.00
6452584920      5.875      $ 327,500.00         $ 326,493.38      12/1/01       11/1/31        2/1/02     360        $ 547,500.00
6646903606      6.125      $ 453,750.00         $ 452,420.16      12/1/01       11/1/31        2/1/02     360        $ 605,000.00
6218065743      6.375      $ 431,600.00         $ 430,394.36      12/1/01       11/1/31        2/1/02     360        $ 539,500.00
6610732049      5.875      $ 302,000.00         $ 301,382.67       1/1/02       12/1/31        2/1/02     360        $ 385,000.00
6008019991      6.375      $ 477,000.00         $ 475,667.56      12/1/01       11/1/31        2/1/02     360        $ 777,000.00
6770967880       6.25      $ 385,000.00         $ 383,898.35      12/1/01       11/1/31        2/1/02     360        $ 700,000.00
6080240465        6.5      $ 460,000.00         $ 459,166.04       1/1/02       12/1/31        2/1/02     360        $ 575,000.00
6818406693       6.25      $ 320,000.00         $ 319,290.64       1/1/02       12/1/31        2/1/02     360        $ 420,000.00
6970184161      5.375      $ 398,908.00         $ 398,012.01       1/1/02       12/1/31        2/1/02     360        $ 750,000.00
6880736829      5.875      $ 470,000.00         $ 467,892.84      12/1/01       11/1/31        2/1/02     360        $ 690,000.00
6352754342          6      $ 360,665.00         $ 359,945.12       1/1/02       12/1/31        2/1/02     360        $ 535,000.00
6011726848      6.375      $ 712,000.00         $ 710,677.58       1/1/02       12/1/31        2/1/02     360        $ 890,000.00
6438821024      6.375      $ 427,500.00         $ 426,305.81      12/1/01       11/1/31        2/1/02     360        $ 570,000.00
6692854919        5.5      $ 420,000.00         $ 419,078.45       1/1/02       12/1/31        2/1/02     360        $ 525,000.00
6899118597      5.875      $ 500,000.00         $ 498,977.96       1/1/02       12/1/31        2/1/02     360        $ 720,000.00
6984050978          6      $ 740,000.00         $ 738,522.96       1/1/02       12/1/31        2/1/02     360      $ 1,000,000.00
6217896312      5.375      $ 396,000.00         $ 395,110.53       1/1/02       12/1/31        2/1/02     360        $ 440,000.00
6202738586      6.375      $ 310,000.00         $ 309,091.92      12/1/01       11/1/31        2/1/02     360        $ 450,000.00
6774014317          6      $ 485,000.00         $ 483,544.29      12/1/01       11/1/31        2/1/02     360        $ 700,000.00
99088395         7.25      $ 376,000.00         $ 373,909.14       8/1/01        7/1/31        2/1/02     360        $ 470,000.00
6094161988       5.75      $ 318,000.00         $ 317,334.37       1/1/02       12/1/31        2/1/02     360        $ 425,000.00
6310225450      7.375      $ 464,000.00         $ 460,600.54       7/1/01        6/1/31        2/1/02     360        $ 583,000.00
6532381370      6.125      $ 970,000.00         $ 967,157.17      12/1/01       11/1/31        2/1/02     360      $ 1,400,000.00
6751178390      6.375      $ 400,000.00         $ 398,773.00      12/1/01       11/1/31        2/1/02     360        $ 730,000.00
6693077882      6.125      $ 385,000.00         $ 384,249.67       1/1/02       12/1/31        2/1/02     360        $ 565,000.00
6756909617      5.875      $ 347,000.00         $ 346,290.69       1/1/02       12/1/31        2/1/02     360        $ 460,000.00
6870407233      6.375      $ 356,000.00         $ 355,005.55      12/1/01       11/1/31        2/1/02     360        $ 600,000.00
6303084476        6.5      $ 500,000.00         $ 498,636.62      12/1/01       11/1/31        2/1/02     360      $ 1,950,000.00
6778620820      6.375      $ 500,000.00         $ 499,070.69       1/1/02       12/1/31        2/1/02     360      $ 1,150,000.00
6543598111      6.125      $ 345,600.00         $ 344,926.47       1/1/02       12/1/31        2/1/02     360        $ 432,000.00
6975819753      5.625      $ 350,000.00         $ 348,872.21      12/1/01       11/1/31        2/1/02     360        $ 755,000.00
6706772628      6.625      $ 317,000.00         $ 316,085.70      12/1/01       11/1/31        2/1/02     360        $ 842,000.00
6747376355      5.875      $ 357,000.00         $ 356,270.26       1/1/02       12/1/31        2/1/02     360        $ 510,000.00
6266640546       5.75      $ 327,600.00         $ 326,914.28       1/1/02       12/1/31        2/1/02     360        $ 468,000.00
6791427518      6.125      $ 562,500.00         $ 560,851.46      12/1/01       11/1/31        2/1/02     360        $ 750,000.00
6191839866      6.375      $ 369,000.00         $ 368,214.65       1/1/02       12/1/31        2/1/02     360        $ 925,000.00
6609151276       6.75      $ 527,500.00         $ 526,129.80      12/1/01       11/1/31        2/1/02     360      $ 1,580,000.00
6349826096      6.125      $ 525,000.00         $ 523,461.36      12/1/01       11/1/31        2/1/02     360      $ 1,325,000.00
6897613433      5.875      $ 462,000.00         $ 461,055.62       1/1/02       12/1/31        2/1/02     360        $ 580,000.00
6030502931      6.375    $ 1,000,000.00         $ 997,206.61      12/1/01       11/1/31        2/1/02     360      $ 6,000,000.00
6080560193       6.25      $ 316,750.00         $ 316,147.33       1/1/02       12/1/31        2/1/02     360        $ 400,000.00
6781309783      6.125      $ 346,000.00         $ 344,985.95      12/1/01       11/1/31        2/1/02     360        $ 470,000.00
6123305465      6.375      $ 339,000.00         $ 338,370.37       1/1/02       12/1/31        2/1/02     360        $ 435,000.00
6212134099       6.25      $ 479,000.00         $ 478,088.63       1/1/02       12/1/31        2/1/02     360        $ 710,000.00
6291206727      5.875      $ 450,000.00         $ 449,080.14       1/1/02       12/1/31        2/1/02     360      $ 1,150,000.00
6035899191       7.25      $ 650,000.00         $ 645,324.55       6/1/01        5/1/31        2/1/02     360        $ 850,000.00
6657041403          6      $ 370,000.00         $ 368,889.45      12/1/01       11/1/31        2/1/02     360        $ 485,000.00
6517980162      6.375      $ 750,000.00         $ 747,904.94      12/1/01       11/1/31        2/1/02     360      $ 1,200,000.00
6156487529      5.875      $ 365,750.00         $ 364,387.17      12/1/01       11/1/31        2/1/02     360        $ 399,000.00
99142713        6.625      $ 318,400.00         $ 316,979.80      10/1/01        9/1/31        2/1/02     360        $ 398,000.00
6114401786       6.25      $ 425,000.00         $ 423,783.91      12/1/01       11/1/31        2/1/02     360        $ 615,000.00
6852926804      6.625      $ 550,000.00         $ 548,536.17      12/1/01       11/1/31        2/1/02     360      $ 1,500,000.00
6693377639      6.375      $ 491,000.00         $ 489,628.42      12/1/01       11/1/31        2/1/02     360      $ 1,040,000.00
6380278744      5.625      $ 599,500.00         $ 598,215.17       1/1/02       12/1/31        2/1/02     360      $ 1,100,000.00
6085994975      6.625      $ 348,000.00         $ 347,384.22       1/1/02       12/1/31        2/1/02     360        $ 435,000.00
6792029974        6.5      $ 390,000.00         $ 388,205.08      11/1/01       10/1/31        2/1/02     360        $ 537,000.00
6106156638      5.875      $ 357,200.00         $ 356,469.84       1/1/02       12/1/31        2/1/02     360        $ 525,000.00
6969004073      5.875      $ 528,000.00         $ 524,321.04       1/1/02       12/1/16        2/1/02     180        $ 675,000.00
6059351715          6      $ 615,000.00         $ 613,772.46       1/1/02       12/1/31        2/1/02     360      $ 1,450,000.00
6021122020       5.75      $ 396,000.00         $ 394,753.70      12/1/01       11/1/31        2/1/02     360        $ 559,000.00
6558145808       6.25      $ 420,000.00         $ 419,200.88       1/1/02       12/1/31        2/1/02     360        $ 560,000.00
6716645756       6.25      $ 757,000.00         $ 755,559.72       1/1/02       12/1/31        2/1/02     360      $ 1,350,000.00
6767114652       6.25      $ 772,500.00         $ 771,030.22       1/1/02       12/1/31        2/1/02     360      $ 1,255,000.00
6837785580        6.5      $ 554,000.00         $ 552,489.36      12/1/01       11/1/31        2/1/02     360        $ 695,000.00
6932136549          6      $ 420,000.00         $ 419,161.67       1/1/02       12/1/31        2/1/02     360        $ 750,000.00
99150088         7.25      $ 405,000.00         $ 403,401.12      10/1/01        9/1/31        2/1/02     360        $ 450,000.00
6217381315       7.25    $ 1,000,000.00         $ 996,851.19      11/1/01       10/1/31        2/1/02     360      $ 1,467,000.00
6648356688       6.25      $ 608,000.00         $ 605,674.30      11/1/01       10/1/31        2/1/02     360        $ 760,000.00
29659141        6.875      $ 583,150.00         $ 581,173.42      11/1/01       10/1/31        2/1/02     360        $ 975,000.00
6346137349          6      $ 500,000.00         $ 498,499.24      12/1/01       11/1/31        2/1/02     360      $ 1,050,000.00
6172774512      5.125      $ 557,200.00         $ 554,566.46      11/1/01       10/1/31        2/1/02     360      $ 1,100,000.00
6772573066      5.875      $ 344,000.00         $ 342,942.64      12/1/01       11/1/31        2/1/02     360        $ 430,000.00
6871540818      5.625      $ 750,000.00         $ 747,583.30      12/1/01       11/1/31        2/1/02     360      $ 1,500,000.00
6069466321       6.75      $ 332,800.00         $ 331,935.54      12/1/01       11/1/31        2/1/02     360        $ 425,000.00
6114866780       6.25      $ 545,000.00         $ 543,440.55      12/1/01       11/1/31        2/1/02     360      $ 1,250,000.00
6277477714          6      $ 355,000.00         $ 353,934.46      12/1/01       11/1/31        2/1/02     360        $ 490,000.00
6004857113        5.5      $ 620,000.00         $ 617,954.76      12/1/01       11/1/31        2/1/02     360      $ 1,175,000.00
6406608874       5.75      $ 474,710.00         $ 473,716.37       1/1/02       12/1/31        2/1/02     360        $ 650,000.00
6597448510       5.75      $ 352,000.00         $ 351,263.22       1/1/02       12/1/31        2/1/02     360        $ 450,000.00
6864647026      5.875      $ 341,250.00         $ 340,552.44       1/1/02       12/1/31        2/1/02     360        $ 465,000.00
6532927719      5.875      $ 345,300.00         $ 344,594.16       1/1/02       12/1/31        2/1/02     360        $ 512,000.00
6457843636      5.875      $ 372,000.00         $ 371,239.58       1/1/02       12/1/31        2/1/02     360        $ 650,000.00
6995322192      5.875      $ 540,000.00         $ 538,896.18       1/1/02       12/1/31        2/1/02     360        $ 750,000.00
6001195483          6      $ 400,000.00         $ 398,701.59       1/1/02       12/1/31        2/1/02     360        $ 500,000.00
6781583585      5.875      $ 511,000.00         $ 509,429.37      12/1/01       11/1/31        2/1/02     360      $ 1,560,000.00
6498876124      6.375      $ 318,500.00         $ 317,908.34       1/1/02       12/1/31        2/1/02     360        $ 455,000.00
6743161579      6.125    $ 1,000,000.00         $ 998,051.16       1/1/02       12/1/31        2/1/02     360      $ 2,000,000.00
6681148364       5.75      $ 375,200.00         $ 374,019.15      12/1/01       11/1/31        2/1/02     360        $ 486,000.00
6916526640       5.25      $ 308,340.00         $ 307,274.31      12/1/01       11/1/31        2/1/02     360        $ 386,000.00
6718615054      5.125      $ 375,000.00         $ 373,673.54      12/1/01       11/1/31        2/1/02     360        $ 500,000.00
6770580337      5.125      $ 515,000.00         $ 513,178.35      12/1/01       11/1/31        2/1/02     360        $ 701,000.00
6779824520      5.125      $ 571,000.00         $ 567,369.98      12/1/01       11/1/31        2/1/02     360        $ 770,000.00
6938161400       6.75      $ 408,000.00         $ 406,582.94      11/1/01       10/1/31        2/1/02     360        $ 515,000.00
6176186887      5.125      $ 648,000.00         $ 643,695.07      12/1/01       11/1/31        2/1/02     360        $ 810,000.00
6247337659       6.25      $ 470,000.00         $ 469,105.75       1/1/02       12/1/31        2/1/02     360        $ 740,000.00
6040734284      6.125      $ 537,000.00         $ 531,539.83       1/1/02       12/1/31        2/1/02     360      $ 1,150,000.00
6309185889       5.75      $ 417,684.00         $ 416,369.42      12/1/01       11/1/31        2/1/02     360        $ 525,000.00
6378959339      6.375      $ 401,350.00         $ 399,232.76      12/1/01       11/1/31        2/1/02     360        $ 532,000.00
6488799997       6.25      $ 560,000.00         $ 558,397.63      12/1/01       11/1/31        2/1/02     360        $ 710,000.00
6348464451          6      $ 501,600.00         $ 500,094.44      12/1/01       11/1/31        2/1/02     360        $ 635,000.00
6927020013      6.125      $ 308,250.00         $ 307,346.60      12/1/01       11/1/31        2/1/02     360        $ 420,000.00
6457362371      6.125      $ 350,000.00         $ 348,974.23      12/1/01       11/1/31        2/1/02     360        $ 495,000.00
6074271716       6.25      $ 367,200.00         $ 366,149.29      12/1/01       11/1/31        2/1/02     360        $ 459,000.00
6492860223       6.75      $ 312,500.00         $ 311,688.28      12/1/01       11/1/31        2/1/02     360        $ 445,000.00
6452934117      6.375      $ 302,000.00         $ 301,156.40      12/1/01       11/1/31        2/1/02     360        $ 420,000.00
6716887671          6      $ 405,000.00         $ 403,784.40      12/1/01       11/1/31        2/1/02     360        $ 780,000.00
6741867995      6.875      $ 631,200.00         $ 629,060.54      11/1/01       10/1/31        2/1/02     360        $ 792,000.00
6819853034          6      $ 410,000.00         $ 409,181.64       1/1/02       12/1/31        2/1/02     360        $ 640,000.00
6388081728      6.375      $ 439,000.00         $ 437,989.25       1/1/02       12/1/31        2/1/02     360        $ 630,000.00
6595197572      6.125      $ 572,000.00         $ 570,885.25       1/1/02       12/1/31        2/1/02     360        $ 721,000.00
6793427706      6.625      $ 356,250.00         $ 355,301.85      12/1/01       11/1/31        2/1/02     360        $ 480,000.00
6655340203      6.125      $ 332,000.00         $ 331,352.98       1/1/02       12/1/31        2/1/02     360        $ 415,000.00
6087632698      5.875      $ 303,325.00         $ 302,392.66      12/1/01       11/1/31        2/1/02     360        $ 390,000.00
6660278653      6.875      $ 342,530.00         $ 341,351.10       1/1/02       12/1/31        2/1/02     360        $ 499,000.00
6594895028       5.25      $ 456,880.00         $ 453,891.74      12/1/01       11/1/31        2/1/02     360      $ 1,200,000.00
6537766955       6.25      $ 335,213.00         $ 334,424.94       1/1/02       12/1/31        2/1/02     360        $ 648,000.00
6490832331       6.25      $ 340,000.00         $ 339,353.10       1/1/02       12/1/31        2/1/02     360        $ 450,000.00
6796692512      5.125      $ 744,000.00         $ 741,368.32      12/1/01       11/1/31        2/1/02     360        $ 930,000.00
6303648577          6      $ 500,000.00         $ 498,499.24      12/1/01       11/1/31        2/1/02     360        $ 821,000.00
6395985580       6.25      $ 374,500.00         $ 373,428.39      12/1/01       11/1/31        2/1/02     360        $ 535,000.00
6233427761      6.125      $ 500,000.00         $ 499,025.56       1/1/02       12/1/31        2/1/02     360      $ 1,187,000.00
6475701766      6.125      $ 322,000.00         $ 321,372.46       1/1/02       12/1/31        2/1/02     360        $ 575,000.00
6026742301       5.75      $ 354,000.00         $ 353,259.03       1/1/02       12/1/31        2/1/02     360        $ 445,000.00
6355279172      6.375      $ 463,200.00         $ 461,906.09      12/1/01       11/1/31        2/1/02     360        $ 585,000.00
6937386115       6.25      $ 345,700.00         $ 344,710.80      12/1/01       11/1/31        2/1/02     360        $ 505,000.00
6830673601      6.625      $ 572,000.00         $ 564,601.15      12/1/01       11/1/31        2/1/02     360        $ 715,000.00
6117159993       6.75      $ 326,888.00         $ 326,323.53       1/1/02       12/1/31        2/1/02     360      $ 1,175,000.00
6712895553          6    $ 1,000,000.00         $ 996,998.51      12/1/01       11/1/31        2/1/02     360      $ 1,675,000.00
6044041637       6.25      $ 496,000.00         $ 492,040.66       1/1/02       12/1/31        2/1/02     360        $ 690,000.00
6385650301      6.125      $ 335,000.00         $ 334,018.19      12/1/01       11/1/31        2/1/02     360        $ 500,000.00
6645862399        6.5      $ 347,600.00         $ 346,867.29       1/1/02       12/1/31        2/1/02     360        $ 500,000.00
6544296194        6.5      $ 425,450.00         $ 424,678.68       1/1/02       12/1/31        2/1/02     360      $ 1,270,000.00
6269705346          6      $ 320,000.00         $ 319,361.27       1/1/02       12/1/31        2/1/02     360        $ 400,000.00
99135832        7.125      $ 480,000.00         $ 477,662.44       9/1/01        8/1/31        2/1/02     360        $ 600,000.00
6503881291       6.25      $ 315,000.00         $ 314,400.67       1/1/02       12/1/31        2/1/02     360        $ 500,000.00
6044422902      5.625      $ 399,200.00         $ 397,480.84      11/1/01       10/1/31        2/1/02     360        $ 545,000.00
                                             $ 89,738,996.92

   ANUM            MARGIN         FRCDT      FACAP       NRCDT    ACAP      LCAP        MAXRATE    MINRATE       STATE        FICO
----------         ------        -------     -----      -------   ----      ----        -------    -------       -----        ----
6709099409          2.25         10/1/08       5        10/1/08     2        5           10.125     2.25          CA          712
6176763925          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          CA          686
6052913693          2.25         11/1/08       5        11/1/08     2        5               11     2.25          CA          684
6303930470          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          CA          714
6299415049          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CA          698
6845879367          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CA          785
6421677144          2.25         12/1/11       5        12/1/11     2        5             11.5     2.25          CA          765
6235288252          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          CA          730
6469682899          2.25          8/1/04       2         8/1/04     2        6            13.25     2.25          CA          668
6267540786          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          798
6985877064          2.25         11/1/11       5        11/1/11     2        5           11.625     2.25          CA          743
6478159731          2.25         11/1/08       5        11/1/08     2        5               10     2.25          CA          789
6701056126          2.25         11/1/04       2        11/1/04     2        6           11.625     2.25          CA          772
6517811474          2.25         11/1/11       5        11/1/11     2        5             11.5     2.25          CA          778
6280727220          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          685
6132112407          2.25         11/1/11       5        11/1/11     2        5             11.5     2.25          CA          788
6884570653          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          CA          808
6807806432          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          737
6424176854          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          770
6818112838          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          784
6158460185          2.25         12/1/04       2        12/1/04     2        6               12     2.25          CA          746
6280819423          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          744
6515073739          2.25         12/1/11       5        12/1/11     2        5            11.25     2.25          CA          768
6030503426          2.25          9/1/08       5         9/1/08     2        5           11.125     2.25          CA          770
6930235442          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          CA          722
6569440396          2.25         11/1/08       5        11/1/08     2        5           11.625     2.25          CA          725
6888577696          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          CA          747
6180777416          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          CA          695
6145154941          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          710
6584091281          2.25         12/1/04       2        12/1/04     2        6           12.375     2.25          CA          691
6743386036          2.25         12/1/11       5        12/1/11     2        5           11.875     2.25          CA          785
6091097516          2.25         11/1/08       5        11/1/08     2        5           10.875     2.25          CA          796
6249250223          2.25         12/1/04       2        12/1/04     2        6               12     2.25          CA          689
29785193            2.25         11/1/04       2        11/1/04     2        6           12.875     2.25          CA          711
6563605242          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          736
6389716983          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          758
6853283635          2.25         12/1/04       2        12/1/04     2        6               12     2.25          CA          655
6584655929          2.25         12/1/11       5        12/1/11     2        5             11.5     2.25          CA          793
6389756567          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          CA          672
6881562851          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          775
6787989208          2.25          5/1/08       5         5/1/08     2        5            12.25     2.25          CA          745
6809947903          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          CA          733
6992131208          2.25         11/1/08       5        11/1/08     2        5           10.875     2.25          CA          736
6155582353          2.25         11/1/11       5        11/1/11     2        5           11.875     2.25          CA          782
6432744065          2.25         11/1/08       5        11/1/08     2        5           10.875     2.25          CA          718
6627511410          2.25         11/1/11       5        11/1/11     2        5             11.5     2.25          CA          764
6792390400          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          CA          684
6748435366          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          627
6211508319          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CA          673
6894987764          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          CA          710
6862844252          2.25         11/1/04       2        11/1/04     2        6           12.125     2.25          CA          634
6936112603          2.25         11/1/08       5        11/1/08     2        5               11     2.25          CA          796
6452584920          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          CA          820
6646903606          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          668
6218065743          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          780
6610732049          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          797
6008019991          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          767
6770967880          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          CA          723
6080240465          2.25         12/1/11       5        12/1/11     2        5             11.5     2.25          CA          745
6818406693          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          CA          794
6970184161          2.25         12/1/04       2        12/1/04     2        6           11.375     2.25          CA          780
6880736829          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          CA          708
6352754342          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CA          676
6011726848          2.25         12/1/11       5        12/1/11     2        5           11.375     2.25          CA          756
6438821024          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          711
6692854919          2.25         12/1/04       2        12/1/04     2        6             11.5     2.25          CA          797
6899118597          2.25         12/1/04       2        12/1/04     2        6           11.875     2.25          CA          707
6984050978          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CA          791
6217896312          2.25         12/1/08       5        12/1/08     2        5           10.375     2.25          CA          665
6202738586          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          637
6774014317          2.25         11/1/08       5        11/1/08     2        5               11     2.25          CA          704
99088395            2.25          7/1/08       5         7/1/08     2        5            12.25     2.25          CA          690
6094161988          2.25         12/1/04       2        12/1/04     2        6            11.75     2.25          CA          788
6310225450          2.25          6/1/04       2         6/1/04     2        6           13.375     2.25          CA          692
6532381370          2.25         11/1/04       2        11/1/04     2        6           12.125     2.25          CA          662
6751178390          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          764
6693077882          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          CA          765
6756909617          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          752
6870407233          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          706
6303084476          2.25         11/1/04       2        11/1/04     2        6             12.5     2.25          CA          720
6778620820          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          765
6543598111          2.25         12/1/04       2        12/1/04     2        6           12.125     2.25          CA          786
6975819753          2.25         11/1/08       5        11/1/08     2        5           10.625     2.25          CA          813
6706772628          2.25         11/1/08       5        11/1/08     2        5           11.625     2.25          CA          777
6747376355          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          777
6266640546          2.25         12/1/04       2        12/1/04     2        6            11.75     2.25          CA          792
6791427518          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          781
6191839866          2.25         12/1/11       5        12/1/11     2        5           11.375     2.25          CA          770
6609151276          2.25         11/1/08       5        11/1/08     2        5            11.75     2.25          CA          780
6349826096          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          764
6897613433          2.25         12/1/04       2        12/1/04     2        6           11.875     2.25          CA          692
6030502931          2.25         11/1/11       5        11/1/11     2        5           11.375     2.25          CA          784
6080560193          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          CA          731
6781309783          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          CA          745
6123305465          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          744
6212134099          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          CA          722
6291206727          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          CA          718
6035899191          2.25          5/1/08       5         5/1/08     2        5            12.25     2.25          CA          701
6657041403          2.25         11/1/08       5        11/1/08     2        5               11     2.25          CA          671
6517980162          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          CA          771
6156487529          2.25         11/1/08       5        11/1/08     2        5           10.875     2.25          CO          789
99142713            2.25          9/1/04       2         9/1/04     2        6           12.625     2.25          CO          697
6114401786          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          CO          775
6852926804          2.25         11/1/08       5        11/1/08     2        5           11.625     2.25          CO          766
6693377639          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          DC          798
6380278744          2.25         12/1/04       2        12/1/04     2        6           11.625     2.25          DC          785
6085994975          2.25         12/1/11       5        12/1/11     2        5           11.625     2.25          DC          696
6792029974          2.25         10/1/08       5        10/1/08     2        5             11.5     2.25          VA          767
6106156638          2.25         12/1/04       2        12/1/04     2        6           11.875     2.25          VA          713
6969004073          2.25         12/1/04       2        12/1/04     2        6           11.875     2.25          FL          804
6059351715          2.25         12/1/04       2        12/1/04     2        6               12     2.25          GA          698
6021122020          2.25         11/1/11       5        11/1/11     2        5            10.75     2.25          GA          677
6558145808          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          GA          700
6716645756          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          IL          733
6767114652          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          IL          747
6837785580          2.25         11/1/08       5        11/1/08     2        5             11.5     2.25          NV          744
6932136549          2.25         12/1/08       5        12/1/08     2        5               11     2.25          NV          789
99150088            2.25          9/1/08       5         9/1/08     2        5            12.25     2.25          CO          702
6217381315          2.25         10/1/08       5        10/1/08     2        5            12.25     2.25          NC          683
6648356688          2.25         10/1/08       5        10/1/08     2        5            11.25     2.25          TX          676
29659141            2.25         10/1/04       2        10/1/04     2        6           12.875     2.25          CO          705
6346137349          2.25         11/1/04       2        11/1/04     2        6               12     2.25          NC          802
6172774512          2.25         10/1/08       5        10/1/08     2        5           10.125     2.25          SC          694
6772573066          2.25         11/1/08       5        11/1/08     2        5           10.875     2.25          FL          716
6871540818          2.25         11/1/08       5        11/1/08     2        5           10.625     2.25          TX          777
6069466321          2.25         11/1/11       5        11/1/11     2        5            11.75     2.25          TX          755
6114866780          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          NM          766
6277477714          2.25         11/1/08       5        11/1/08     2        5               11     2.25          VA          777
6004857113          2.25         11/1/08       5        11/1/08     2        5             10.5     2.25          VA          684
6406608874          2.25         12/1/04       2        12/1/04     2        6            11.75     2.25          GA          764
6597448510          2.25         12/1/04       2        12/1/04     2        6            11.75     2.25          FL          723
6864647026          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          IA          737
6532927719          2.25         12/1/08       5        12/1/08     2        5           10.875     2.25          TX          786
6457843636          2.25          1/1/05       2         1/1/05     2        6           11.875     2.25          TX          739
6995322192          2.25         12/1/11       5        12/1/11     2        5           10.875     2.25          TX          722
6001195483          2.25         12/1/08       5        12/1/08     2        5               11     2.25          CO          797
6781583585          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          NM          715
6498876124          2.25         12/1/08       5        12/1/08     2        5           11.375     2.25          CA          782
6743161579          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          HI          758
6681148364          2.25         11/1/08       5        11/1/08     2        5            10.75     2.25          PA          762
6916526640          2.25         11/1/08       5        11/1/08     2        5            10.25     2.25          PA          800
6718615054          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          SC          690
6770580337          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          SC          668
6779824520          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          SC          737
6938161400          2.25         10/1/08       5        10/1/08     2        5            11.75     2.25          SC          689
6176186887          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          SC          693
6247337659          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          SC          691
6040734284          2.25          1/1/05       2         1/1/05     2        6           12.125     2.25          TN          633
6309185889          2.25         11/1/08       5        11/1/08     2        5            10.75     2.25          TN          776
6378959339          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          TX          806
6488799997          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          TX          795
6348464451          2.25         11/1/08       5        11/1/08     2        5               11     2.25          TX          796
6927020013          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          TX          764
6457362371          2.25         11/1/04       2        11/1/04     2        6           12.125     2.25          VA          771
6074271716          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          VA          781
6492860223          2.25         11/1/08       5        11/1/08     2        5            11.75     2.25          VA          801
6452934117          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          VA          735
6716887671          2.25         11/1/04       2        11/1/04     2        6               12     2.25          VA          774
6741867995          2.25         10/1/08       5        10/1/08     2        5           11.875     2.25          VA          769
6819853034          2.25          1/1/09       5         1/1/09     2        5               11     2.25          VA          741
6388081728          2.25         12/1/11       5        12/1/11     2        5           11.375     2.25          VA          802
6595197572          2.25         12/1/04       2        12/1/04     2        6           12.125     2.25          VA          789
6793427706          2.25         11/1/08       5        11/1/08     2        5           11.625     2.25          VA          705
6655340203          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          VA          734
6087632698          2.25         11/1/04       2        11/1/04     2        6           11.875     2.25          VA          678
6660278653          2.25         12/1/08       5        12/1/08     2        5           11.875     2.25          WA          768
6594895028          2.25         11/1/08       5        11/1/08     2        5            10.25     2.25          CT          770
6537766955          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          MD          788
6490832331          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          MD          750
6796692512          2.25         11/1/08       5        11/1/08     2        5           10.125     2.25          MD          797
6303648577          2.25         11/1/08       5        11/1/08     2        5               11     2.25          MD          797
6395985580          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          MD          712
6233427761          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          MD          712
6475701766          2.25         12/1/08       5        12/1/08     2        5           11.125     2.25          MD          791
6026742301          2.25         12/1/08       5        12/1/08     2        5            10.75     2.25          NC          777
6355279172          2.25         11/1/08       5        11/1/08     2        5           11.375     2.25          NC          793
6937386115          2.25         11/1/08       5        11/1/08     2        5            11.25     2.25          NC          760
6830673601          2.25         11/1/11       5        11/1/11     2        5           11.625     2.25          FL          737
6117159993          2.25         12/1/11       5        12/1/11     2        5            11.75     2.25          FL          784
6712895553          2.25         11/1/08       5        11/1/08     2        5               11     2.25          AZ          672
6044041637          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          AZ          693
6385650301          2.25         11/1/08       5        11/1/08     2        5           11.125     2.25          AZ          756
6645862399          2.25         12/1/08       5        12/1/08     2        5             11.5     2.25          AZ          656
6544296194          2.25         12/1/08       5        12/1/08     2        5             11.5     2.25          WA          778
6269705346          2.25         12/1/08       5        12/1/08     2        5               11     2.25          WA          714
99135832            2.25          8/1/08       5         8/1/08     2        5           12.125     2.25          WA          689
6503881291          2.25         12/1/08       5        12/1/08     2        5            11.25     2.25          WA          694
6044422902          2.25         10/1/08       5        10/1/08     2        5           10.625     2.25          WA          682


   ANUM             SFEE            OLTV         CLTV   PROPLIT              OCCLIT            PURPLIT           DOCLIT       RTERM
   ----             ----            ----         ----   -------              ------            -------           ------       -----
6709099409          0.25           34.78        34.74   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       356
6176763925          0.25           64.95        64.95   SINGLE FAMILY        INVESTOR          RATE TERM         FULL          357
6052913693          0.25           69.76        69.69   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6303930470          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6299415049          0.25           38.46        38.46   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          358
6845879367          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6421677144          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6235288252         0.375           72.81        72.81   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6469682899         0.375              80        79.81   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          354
6267540786          0.25           74.99        74.99   PUD                  PRIMARY           PURCHASE          LIMITED       357
6985877064          0.25              70           70   CONDO                SECOND HOM        PURCHASE          LIMITED       357
6478159731          0.25              80         79.9   PUD                  PRIMARY           PURCHASE          LIMITED       357
6701056126         0.375              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6517811474          0.25           79.95        79.95   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6280727220          0.25            79.8         79.8   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6132112407          0.25           64.17        64.17   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6884570653         0.375            57.6         57.6   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6807806432          0.25           63.68        63.68   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
6424176854          0.25           17.82        17.82   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6818112838          0.25              75           75   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6158460185         0.375           73.92        73.92   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6280819423          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6515073739          0.25           44.44        44.44   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6030503426          0.25              80        79.84   Missing              PRIMARY           PURCHASE          LIMITED       355
6930235442          0.25           79.52        79.52   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6569440396          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6888577696          0.25           76.07        76.07   CONDO                PRIMARY           RATE TERM         LIMITED       357
6180777416          0.25              80           80   CONDO                PRIMARY           PURCHASE          FULL          358
6145154941          0.25              80           80   CONDO                PRIMARY           PURCHASE          LIMITED       358
6584091281         0.375            79.6         79.6   CONDO                PRIMARY           PURCHASE          FULL          358
6743386036          0.25              80           80   CONDO                PRIMARY           PURCHASE          FULL          358
6091097516          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6249250223         0.375           78.66        78.66   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          358
29785193           0.375           78.41        78.41   PUD                  PRIMARY           PURCHASE          FULL          357
6563605242          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6389716983          0.25           69.94        69.94   PUD                  PRIMARY           PURCHASE          LIMITED       358
6853283635         0.375              75           75   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          358
6584655929          0.25            66.6         66.6   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6389756567          0.25           61.98        61.98   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          358
6881562851          0.25              80           80   PUD                  PRIMARY           PURCHASE          LIMITED       358
6787989208          0.25              80        79.56   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       351
6809947903          0.25           56.91        56.91   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6992131208          0.25              80        79.91   PUD                  PRIMARY           PURCHASE          FULL          357
6155582353          0.25              75           75   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6432744065          0.25              80           80   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6627511410          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6792390400          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          358
6748435366          0.25              80           80   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          358
6211508319          0.25           68.77        68.77   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          358
6894987764          0.25              45           45   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6862844252         0.375           72.22        72.22   PUD                  PRIMARY           REFI-EQUITY       FULL          357
6936112603          0.25           77.62        77.62   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6452584920         0.375           59.81        59.81   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6646903606          0.25              75        74.92   PUD                  PRIMARY           PURCHASE          FULL          357
6218065743          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6610732049          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          358
6008019991          0.25           61.38        61.38   Missing              PRIMARY           PURCHASE          LIMITED       357
6770967880          0.25              55           55   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6080240465          0.25              80           80   CONDO                PRIMARY           RATE TERM         LIMITED       358
6818406693          0.25           76.19        76.19   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6970184161         0.375           53.18        53.18   PUD                  PRIMARY           RATE TERM         LIMITED       358
6880736829         0.375           68.11        68.11   PUD                  PRIMARY           RATE TERM         LIMITED       357
6352754342          0.25           67.41        67.41   PUD                  PRIMARY           RATE TERM         FULL          358
6011726848          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6438821024          0.25              75           75   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6692854919         0.375              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6899118597         0.375           69.44        69.44   PUD                  PRIMARY           REFI-EQUITY       FULL          358
6984050978          0.25              74           74   Missing              PRIMARY           RATE TERM         LIMITED       358
6217896312          0.25              90           90   PUD                  PRIMARY           PURCHASE          FULL          358
6202738586          0.25           68.88        68.88   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6774014317          0.25           69.28        69.28   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
99088395            0.25              80        79.68   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          353
6094161988         0.375           74.82        74.82   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6310225450         0.375           79.58        79.28   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          352
6532381370         0.375           69.28        69.28   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6751178390          0.25           54.79        54.79   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6693077882          0.25              70           70   SINGLE FAMILY        INVESTOR          PURCHASE          FULL          358
6756909617          0.25           75.43        75.43   Missing              PRIMARY           RATE TERM         FULL          358
6870407233          0.25           59.33        59.33   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6303084476         0.375           25.64        25.64   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6778620820          0.25           43.47        43.47   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6543598111         0.375              80           80   CONDO                PRIMARY           REFI-EQUITY       LIMITED       358
6975819753          0.25           46.35        46.35   PUD                  PRIMARY           RATE TERM         LIMITED       357
6706772628          0.25           37.64        37.64   PUD                  PRIMARY           PURCHASE          LIMITED       357
6747376355          0.25              70           70   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          358
6266640546         0.375              70           70   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          358
6791427518          0.25              75           75   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6191839866          0.25           39.89        39.89   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6609151276          0.25           33.38        33.38   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6349826096          0.25           39.62        39.62   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6897613433         0.375           79.65        79.65   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6030502931          0.25           16.66        16.66   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6080560193          0.25           79.99        79.99   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6781309783          0.25           73.61        73.61   PUD                  PRIMARY           PURCHASE          LIMITED       357
6123305465          0.25           77.93        77.93   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6212134099          0.25           67.46        67.46   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
6291206727          0.25           39.13        39.13   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
6035899191          0.25           76.47         76.1   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       351
6657041403          0.25           76.28        76.28   Missing              PRIMARY           RATE TERM         FULL          357
6517980162          0.25            62.5         62.5   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6156487529          0.25           94.42        94.42   Missing              PRIMARY           PURCHASE          LIMITED       357
99142713           0.375              80        79.85   PUD                  PRIMARY           RATE TERM         LIMITED       355
6114401786          0.25            69.1         69.1   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6852926804          0.25           36.66        36.66   PUD                  PRIMARY           REFI-EQUITY       FULL          357
6693377639          0.25           47.21        47.21   CONDO                PRIMARY           RATE TERM         LIMITED       357
6380278744         0.375            54.5         54.5   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6085994975          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          358
6792029974          0.25           72.62        72.56   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       356
6106156638         0.375           68.03        68.03   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6969004073         0.375              80           80   PUD                  PRIMARY           PURCHASE          LIMITED       178
6059351715         0.375           42.41        42.41   PUD                  PRIMARY           RATE TERM         FULL          358
6021122020          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          357
6558145808          0.25              75           75   PUD                  PRIMARY           REFI-EQUITY       FULL          358
6716645756          0.25           56.07        56.07   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6767114652          0.25           61.55        61.55   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6837785580          0.25           79.99        79.99   PUD                  PRIMARY           PURCHASE          FULL          357
6932136549          0.25              56           56   CONDO                SECOND HOM        RATE TERM         LIMITED       358
99150088            0.25              90        89.85   CONDO                SECOND HOM        PURCHASE          LIMITED       355
6217381315          0.25           68.16        68.11   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          356
6648356688          0.25              80        79.92   PUD                  PRIMARY           PURCHASE          FULL          356
29659141           0.375           59.81        59.76   CONDO                SECOND HOM        RATE TERM         LIMITED       356
6346137349         0.375           49.11        49.11   PUD                  PRIMARY           PURCHASE          LIMITED       357
6172774512          0.25           50.65        50.59   PUD                  PRIMARY           REFI-EQUITY       FULL          356
6772573066          0.25              80           80   PUD                  PRIMARY           RATE TERM         LIMITED       357
6871540818          0.25           55.97        55.97   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6069466321          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6114866780          0.25            43.6         43.6   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6277477714          0.25           72.44        72.44   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6004857113          0.25           54.75        54.75   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6406608874         0.375           73.03        73.03   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6597448510         0.375           78.22        78.22   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          358
6864647026          0.25           73.38        73.38   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6532927719          0.25           67.44        67.44   PUD                  PRIMARY           RATE TERM         LIMITED       358
6457843636         0.375           57.23        57.23   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6995322192          0.25              72           72   PUD                  PRIMARY           RATE TERM         LIMITED       358
6001195483          0.25              80           80   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          358
6781583585         0.375           32.75        32.75   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6498876124          0.25              70           70   PUD                  SECOND HOM        RATE TERM         LIMITED       358
6743161579          0.25              50           50   CONDO                SECOND HOM        RATE TERM         LIMITED       358
6681148364          0.25              80           80   PUD                  PRIMARY           PURCHASE          LIMITED       357
6916526640          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6718615054          0.25              75           75   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6770580337          0.25           73.46        73.46   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6779824520          0.25           74.15        74.15   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6938161400          0.25           79.22        79.15   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       356
6176186887          0.25              80           80   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          357
6247337659          0.25           63.51        63.51   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
6040734284         0.375           46.69        46.69   SINGLE FAMILY        PRIMARY           RATE TERM         FULL          358
6309185889          0.25              80           80   Missing              PRIMARY           PURCHASE          LIMITED       357
6378959339          0.25           75.44        75.44   PUD                  PRIMARY           RATE TERM         LIMITED       357
6488799997          0.25              80           80   PUD                  PRIMARY           PURCHASE          LIMITED       357
6348464451          0.25              80        79.92   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6927020013          0.25           73.39        73.39   TOWNHOUSE            PRIMARY           RATE TERM         LIMITED       357
6457362371         0.375            70.7         70.5   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6074271716          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6492860223          0.25           70.22        70.22   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       357
6452934117          0.25            71.9         71.9   PUD                  PRIMARY           RATE TERM         LIMITED       357
6716887671         0.375           51.92        51.92   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6741867995          0.25              80        79.93   PUD                  PRIMARY           PURCHASE          LIMITED       356
6819853034          0.25           64.06        64.06   2-4 FAMILY           PRIMARY           REFI-EQUITY       FULL          358
6388081728          0.25           69.68        69.68   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6595197572         0.375              80        79.51   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       358
6793427706          0.25           74.21        74.21   PUD                  PRIMARY           REFI-EQUITY       FULL          357
6655340203          0.25              80           80   PUD                  PRIMARY           REFI-EQUITY       FULL          358
6087632698         0.375           77.77        77.77   PUD                  PRIMARY           RATE TERM         FULL          357
6660278653          0.25           68.64        68.64   PUD                  PRIMARY           RATE TERM         LIMITED       358
6594895028          0.25           38.07        38.07   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6537766955          0.25           51.73        51.73   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6490832331          0.25           75.55        75.55   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6796692512          0.25              80           80   SINGLE FAMILY        PRIMARY           REFI-EQUITY       FULL          357
6303648577          0.25            60.9         60.9   PUD                  PRIMARY           REFI-EQUITY       LIMITED       357
6395985580          0.25              70           70   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       357
6233427761          0.25           42.12        42.12   SINGLE FAMILY        PRIMARY           RATE TERM         LIMITED       358
6475701766          0.25              56           56   PUD                  PRIMARY           RATE TERM         LIMITED       358
6026742301          0.25              80           80   PUD                  PRIMARY           PURCHASE          LIMITED       358
6355279172          0.25              80           80   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       357
6937386115          0.25           68.45        68.45   PUD                  PRIMARY           RATE TERM         LIMITED       357
6830673601          0.25              80        79.66   SINGLE FAMILY        PRIMARY           PURCHASE          FULL          357
6117159993          0.25           27.82        27.82   SINGLE FAMILY        SECOND HOM        RATE TERM         LIMITED       358
6712895553          0.25            59.7         59.7   PUD                  PRIMARY           RATE TERM         FULL          357
6044041637          0.25           71.88        71.88   PUD                  PRIMARY           REFI-EQUITY       FULL          358
6385650301          0.25              67           67   PUD                  PRIMARY           RATE TERM         LIMITED       357
6645862399          0.25           69.52        69.52   PUD                  PRIMARY           RATE TERM         FULL          358
6544296194          0.25            33.5         33.5   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
6269705346          0.25              80           80   SINGLE FAMILY        PRIMARY           REFI-EQUITY       LIMITED       358
99135832            0.25              80         79.8   PUD                  PRIMARY           PURCHASE          FULL          354
6503881291          0.25              63           63   Missing              PRIMARY           REFI-EQUITY       LIMITED       358
6044422902          0.25              80        79.91   SINGLE FAMILY        PRIMARY           PURCHASE          LIMITED       356


   ANUM             ATERM       AGE        MTR   LNAME                     AMBUCX               INDEX         TFEE         NWAC
----------          -----       ---        ---   ----------            --------------           -----        ------       -------
6709099409           356         4          80   RABBANIAN             7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6176763925           357         3          81   HADJIAN               7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6052913693           357         3          81   PINES                 7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6303930470           357         3          81   CAMERON               7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6299415049           358         2          82   KORBATOV              7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6845879367           358         2          82   LANG                  7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6421677144           358         2         118   NIVEN                 10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6235288252           357         3          33   ANDAYA                3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6469682899           354         6          30   SCHECHTER             3/1 LIBOR ARMS           LIBOR        0.0075       6.8675
6267540786           357         3          81   PRITCHARD             7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6985877064           357         3         117   SINGH                 10/1 LIBOR ARMS          LIBOR        0.0075       6.3675
6478159731           353         3          81   GSCHWEND              7/1 LIBOR ARMS           LIBOR        0.0075       4.7425
6701056126           357         3          33   SCHIMANSKY            3/1 LIBOR ARMS           LIBOR        0.0075       5.2425
6517811474           357         3         117   INAMDAR               10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6280727220           357         3          81   HOOVER                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6132112407           357         3         117   BAUSMAN TR            10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6884570653           357         3          33   SIPOWICZ              3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6807806432           358         2          82   OBORN                 7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6424176854           357         3          81   HELMUTH               7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6818112838           357         3          81   DUTTA                 7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6158460185           358         2          34   GAJENDRAN             3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6280819423           357         3          81   FREIHA                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6515073739           358         2         118   CHEN                  10/1 LIBOR ARMS          LIBOR        0.0075       5.9925
6030503426           355         5          79   BANVILLE              7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6930235442           357         3          81   SCHALK                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6569440396           357         3          81   BENNETT               7/1 LIBOR ARMS           LIBOR        0.0075       6.3675
6888577696           357         3          81   WILLCOX               7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6180777416           358         2          82   FLORES                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6145154941           358         2          82   CARROLL               7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6584091281           358         2          34   VIERA                 3/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6743386036           358         2         118   GARCIA                10/1 LIBOR ARMS          LIBOR        0.0075       6.6175
6091097516           357         3          81   MAXWELL               7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6249250223           358         2          34   GUERRA                3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
29785193             357         3          33   RODRIGUEZ             3/1 LIBOR ARMS           LIBOR        0.0075       6.4925
6563605242           357         3          81   STOLLER               7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6389716983           358         2          82   WISCH                 7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6853283635           358         2          34   FERNANDES             3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6584655929           358         2         118   WINTER                10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6389756567           358         2          82   KLINKO                7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6881562851           358         2          82   GRAY                  7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6787989208           350         9          75   INADOMI               7/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6809947903           350         3          81   VOGEL                 7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6992131208           357         3          81   HARRIS                7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6155582353           357         3         117   CONNEELY              10/1 LIBOR ARMS          LIBOR        0.0075       6.6175
6432744065           357         3          81   DALY                  7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6627511410           357         3         117   RANDALL               10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6792390400           358         2          82   JAIN                  7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6748435366           358         2          82   GEHRMAN               7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6211508319           358         2          82   FLYNN                 7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6894987764           357         3          81   VIARENGO              7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6862844252           357         3          33   CASCIOPPO             3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6936112603           357         3          81   LIARDET               7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6452584920           357         3          33   HECKLES               3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6646903606           357         3          81   CARLSON               7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6218065743           357         3          81   GELLMAN               7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6610732049           358         2          82   VAN DAM               7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6008019991           357         3          81   ZWEIG                 7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6770967880           357         3          81   KLINE                 7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6080240465           358         2         118   NAIPO                 10/1 LIBOR ARMS          LIBOR        0.0075       6.2425
6818406693           358         2          82   BABER                 7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6970184161           358         2          34   ROUB                  3/1 LIBOR ARMS           LIBOR        0.0075       4.9925
6880736829           356         3          33   MCKNIGHT              3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6352754342           358         2          82   FRANCONE              7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6011726848           358         2         118   RIMLAND               10/1 LIBOR ARMS          LIBOR        0.0075       6.1175
6438821024           357         3          81   ARNOLD                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6692854919           358         2          34   MUNCH                 3/1 LIBOR ARMS           LIBOR        0.0075       5.1175
6899118597           358         2          34   HARGIS                3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6984050978           358         2          82   BLACKSTONE            7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6217896312           358         2          82   WALSH, JR.            7/1 LIBOR ARMS           LIBOR        0.0075       5.1175
6202738586           357         3          81   AFANADOR              7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6774014317           357         3          81   CONNETT               7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
99088395             353         7          77   HARVEY                7/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6094161988           358         2          34   CHU                   3/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6310225450           351         8          28   JOHNSON               3/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6532381370           357         3          33   WASNIOWSKI            3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6751178390           357         3          81   SULLIVAN              7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6693077882           358         2          82   SCRANTON              7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6756909617           358         2          82   KRAVTCHENK            7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6870407233           357         3          81   MAYHEW                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6303084476           357         3          33   LAPORTA               3/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6778620820           358         2          82   AHN                   7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6543598111           358         2          34   MANSPEAKER            3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6975819753           357         3          81   FURUNO                7/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6706772628           357         3          81   RUSH                  7/1 LIBOR ARMS           LIBOR        0.0075       6.3675
6747376355           358         2          82   COSCULLUEL            7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6266640546           358         2          34   PEREIRA               3/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6791427518           357         3          81   SAYERS                7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6191839866           358         2         118   THOMAS                10/1 LIBOR ARMS          LIBOR        0.0075       6.1175
6609151276           357         3          81   GOGAN                 7/1 LIBOR ARMS           LIBOR        0.0075       6.4925
6349826096           357         3          81   WETHERBEE             7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6897613433           358         2          34   STRAMBI               3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6030502931           357         3         117   AKERMAN               10/1 LIBOR ARMS          LIBOR        0.0075       6.1175
6080560193           358         2          82   CENA                  7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6781309783           357         3          81   BASTA                 7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6123305465           358         2          82   HIGHLAND              7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6212134099           358         2          82   SEATON                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6291206727           358         2          82   WALLING               7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6035899191           351         9          75   TYNG                  7/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6657041403           357         3          81   SUDERMAN              7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6517980162           357         3          81   RUBINSTEIN            7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6156487529           356         3          81   YOUNG                 7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
99142713             355         5          31   KLEMZ                 3/1 LIBOR ARMS           LIBOR        0.0075       6.2425
6114401786           357         3          81   FAIRCHILD             7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6852926804           357         3          81   FORSEY                7/1 LIBOR ARMS           LIBOR        0.0075       6.3675
6693377639           357         3          81   MILLER                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6380278744           358         2          34   RAPOZA                3/1 LIBOR ARMS           LIBOR        0.0075       5.2425
6085994975           358         2         118   BRESLIN               10/1 LIBOR ARMS          LIBOR        0.0075       6.3675
6792029974           355         4          80   GRAIG                 7/1 LIBOR ARMS           LIBOR        0.0075       6.2425
6106156638           358         2          34   WINCH                 3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6969004073           178         2          34   SCHWEIZER             3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6059351715           358         2          34   MAHURIN               3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6021122020           357         3         117   WATSON                10/1 LIBOR ARMS          LIBOR        0.0075       5.4925
6558145808           358         2          82   CRAWFORD              7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6716645756           358         2          82   JONES                 7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6767114652           358         2          82   GOSS                  7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6837785580           357         3          81   SPARKUHL              7/1 LIBOR ARMS           LIBOR        0.0075       6.2425
6932136549           358         2          82   WEILER                7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
99150088             355         5          79   HARRIS                7/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6217381315           356         4          80   SILVER                7/1 LIBOR ARMS           LIBOR        0.0075       6.9925
6648356688           356         4          80   BIEN                  7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
29659141             356         4          32   KERR                  3/1 LIBOR ARMS           LIBOR        0.0075       6.4925
6346137349           357         3          33   TAYLOR                3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6172774512           356         4          80   BELTZ                 7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6772573066           357         3          81   MITAL                 7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6871540818           357         3          81   PATRICK               7/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6069466321           357         3         117   WHITE                 10/1 LIBOR ARMS          LIBOR        0.0075       6.4925
6114866780           357         3          81   PETERSEN              7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6277477714           357         3          81   SWART                 7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6004857113           357         3          81   CHRISTOPHE            7/1 LIBOR ARMS           LIBOR        0.0075       5.2425
6406608874           358         2          34   IGOE                  3/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6597448510           358         2          34   WIGGINS               3/1 LIBOR ARMS           LIBOR        0.0075       5.3675
6864647026           358         2          82   SNYDER                7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6532927719           358         2          82   EDELEN                7/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6457843636           358         2          35   EGGLESTON             3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6995322192           358         2         118   SIMS                  10/1 LIBOR ARMS          LIBOR        0.0075       5.6175
6001195483           357         2          82   BROWN                 7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6781583585           357         3          33   COHEN                 3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6498876124           358         2          82   TRAURIG               7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6743161579           358         2          82   BROWN                 7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6681148364           357         3          81   MATHEWS JR            7/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6916526640           357         3          81   KEVERN                7/1 LIBOR ARMS           LIBOR        0.0075       4.9925
6718615054           357         3          81   HAMBURG               7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6770580337           357         3          81   VENN                  7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6779824520           355         3          81   GERSTNER              7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6938161400           356         4          80   EVANS, III            7/1 LIBOR ARMS           LIBOR        0.0075       6.4925
6176186887           354         3          81   GIBBONS, J            7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6247337659           358         2          82   LUMPKIN               7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6040734284           350         2          35   SPIVA                 3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6309185889           357         3          81   WESTBROOK             7/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6378959339           354         3          81   MILLER                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6488799997           357         3          81   LARSON                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6348464451           357         3          81   ALO                   7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6927020013           357         3          81   LANDIS                7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6457362371           357         3          33   MALONEY               3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6074271716           357         3          81   LITTERST              7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6492860223           357         3          81   PERKINS               7/1 LIBOR ARMS           LIBOR        0.0075       6.4925
6452934117           357         3          81   MUSSEL                7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6716887671           357         3          33   CHAUDHRY              3/1 LIBOR ARMS           LIBOR        0.0075       5.6175
6741867995           356         4          80   LUND                  7/1 LIBOR ARMS           LIBOR        0.0075       6.6175
6819853034           358         2          83   DAVLIN                7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6388081728           358         2         118   GARRETT II            10/1 LIBOR ARMS          LIBOR        0.0075       6.1175
6595197572           358         2          34   D'ELIA JR.            3/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6793427706           357         3          81   MAGLIONE              7/1 LIBOR ARMS           LIBOR        0.0075       6.3675
6655340203           358         2          82   KOON                  7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6087632698           357         3          33   STINE                 3/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6660278653           356         2          82   SEIXEIRO              7/1 LIBOR ARMS           LIBOR        0.0075       6.6175
6594895028           354         3          81   HESSEN-SCH            7/1 LIBOR ARMS           LIBOR        0.0075       4.9925
6537766955           358         2          82   BERGERA               7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6490832331           358         2          82   JOFTUS                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6796692512           357         3          81   SMITH, JR.            7/1 LIBOR ARMS           LIBOR        0.0075       4.8675
6303648577           357         3          81   PINSON                7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6395985580           357         3          81   JOHNSTON              7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6233427761           358         2          82   KAWASH                7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6475701766           358         2          82   GOLDMAN               7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6026742301           358         2          82   HAVERKAMP             7/1 LIBOR ARMS           LIBOR        0.0075       5.4925
6355279172           357         3          81   KLEIN                 7/1 LIBOR ARMS           LIBOR        0.0075       6.1175
6937386115           357         3          81   WRIGHT                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6830673601           346         3         117   WEBER                 10/1 LIBOR ARMS          LIBOR        0.0075       6.3675
6117159993           358         2         118   COWMAN                10/1 LIBOR ARMS          LIBOR        0.0075       6.4925
6712895553           357         3          81   DAVIS                 7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
6044041637           352         2          82   RUSH                  7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6385650301           357         3          81   GREENBERG             7/1 LIBOR ARMS           LIBOR        0.0075       5.8675
6645862399           358         2          82   FLORES                7/1 LIBOR ARMS           LIBOR        0.0075       6.2425
6544296194           358         2          82   HEDGES                7/1 LIBOR ARMS           LIBOR        0.0075       6.2425
6269705346           358         2          82   MCCUMBER,I            7/1 LIBOR ARMS           LIBOR        0.0075       5.7425
99135832             354         6          78   ESMAEILI              7/1 LIBOR ARMS           LIBOR        0.0075       6.8675
6503881291           358         2          82   FLORES                7/1 LIBOR ARMS           LIBOR        0.0075       5.9925
6044422902           356         4          80   SHIER                 7/1 LIBOR ARMS           LIBOR        0.0075       5.3675







                                 EXHIBIT B


                       CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and the Servicing Agreement to which this Exhibit is attached (the
"Agreement"):

         1. The original Mortgage Note (or in lieu thereof, a lost not affidavit with respect thereto) bearing all intervening endorsements, endorsed "Pay to the order of ______________, without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form:
                  "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly know as [previous name]").

         2. The original of any personal endorsement, surety and/or guaranty agreement executed in connection with the Mortgage Note, if any.

         3. The original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or
                  (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

         4. The originals or certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording noted thereon if recordation is required to maintain the lien of the mortgage or is otherwise required, or, if recordation is not so required, an original or copy of any such assumption, modification, consolidation or extension agreements.

         5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, from the Company to "______________" or as otherwise directed by the Purchaser. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county.

         6. Originals or certified true copies of all intervening assignments of the Mortgage necessary to show a complete chain of title from the original mortgagee to the Company, with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with
                  (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment; provided, that such intervening assignments may be in the form of blanket assignments, a copy of which, with evidence of recording noted thereon, shall be acceptable.

         7. The original or copy of a policy of title insurance, a certificate of title, or attorney's opinion of title (accompanied by an abstract of title), as the case may be, with respect to each Mortgage Loan.

         8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company's agent(s):

         9. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section
                  4.10 of the Agreement.

         10.      Verification of Mortgage Insurance.

         11.      Residential loan application.

         12.      Mortgage Loan closing statement.

         13. [Verification of employment and income, unless originated under the Company's Limited Documentation program, FNMA Timesaver Plus.]

         14. Verification of acceptable evidence of source and amount of down payment.

         15.      Credit report on the Mortgagor, if available.

         16.      Residential appraisal report.

         17.      Photograph of the Mortgaged Property.

         18. Survey of the Mortgaged Property, if required by the title company or applicable law.

         19. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20.      All required disclosure statements.

         21. If available, termite report, structural engineer's report, water potability and septic certification.

         22.      Sales contract, if applicable.

         23. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24.      Amortization schedule, if available.

         25.      Original power of attorney, if applicable.

         In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 240 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.




                                 EXHIBIT C


                        FORM OF CUSTODIAL AGREEMENT


                                See Attached





                                 EXHIBIT D


                         FORM OF OPINION OF COUNSEL

                                 [To come]








                                                                  EXHIBIT E


             ITEMS TO BE INCLUDED IN MONTHLY REMITTANCE ADVICE


         INVESTOR REPORTS

         Monthly Cutoffs:

         Scheduled Remittance:

         P139 Trial Balance by Investor
         T62A Loan Activity Report
         T62C Monthly Accounting Report
         T62D Reconciliation of Principal and Calculation of Minimum Cash
              Required
         T62E Liquidation Report
         S50Y Private Pool Detail Report
         S21H Participant Summary of Curtailments Made Remittance Report S21J Participant Summary of Paid In Full Remittance Report
         S21K Participant Consolidation of Remittance Report

         Electronic Loan Level Reports:

         Company agrees to provide file to Purchaser containing loan data as of December 1, 2001 at no charge. Subsequent files will be produced at a cost to Purchaser of $200 for each file.


         DEFAULT REPORTS

         Delinquents:

         Loan Number
         Borrower Name
         Address
         Due Date
         Unpaid Principal Balance
         Escrow Advance
         Corporate Advance
         Comments

         Foreclosure:

         Loan Number
         Borrower Name
         Address
         Unpaid Principal Balance
         Default Code Description
         Escrow Advance
         Corporate Advance
         FC/Stop
         Status
         Indicator
         Step Code Description
         Actual Date
         REO Start Date
         Comments

         Bankruptcy:

         Loan Number
         Borrower Name
         Address
         Unpaid Principal Balance
         Default Code Description
         Escrow Advance
         Corporate Advance
         Chapter
         Filing Date
         Confirm Hearing Date
         Post Petition Due Date
         Motion For Relief Filed Date
         Motion For Relief Hearing Date
         Motion For Relief Denied Date
         Motion For Relief Followup Date
         Dismissal Date
         Discharge Date
         Comments






                                                                  EXHIBIT F


          FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this _____ day of __________________, 200_, among BANK OF AMERICA, N.A., a
__________________________ (the "Servicer"), _________________________ a
________________________ (the "Assignee"), and _____________________________, a
_______________________ (the "Assignor).

                  WHEREAS, Goldman Sachs Mortgage Company and the Servicer have entered into a certain Seller's Warranties and Servicing Agreement dated as of December 21,2001 (the "Servicing Agreement"), pursuant to which the Servicer sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

                  WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule");

                  WHEREAS, pursuant to a Trust Agreement, dated as of [______ __], 2001 (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor, and [______], as Trustee (the "Trustee"), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights in the Sale and Servicing Agreement;

                  NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       Assignment and Assumption.

                           (a) The Assignor hereby assigns to the Assignee
all of its right, title and interest in and to the Mortgage Loans and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in
Section 3.06 of the Servicing Agreement, and the Assignee is not undertaking any such liability hereunder.

                           (b) The Assignor represents and warrants to the
Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

                           (c) The Servicer and the Assignor shall have the
right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

                  2.       Accuracy of Servicing Agreement.

                  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

                  3.       Recognition of Purchaser.

                  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

                  4.       Representations and Warranties.

                           (a) Decision to Purchase. The Assignee
represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Agreement.

                           (b) Authority. The Assignee hereto represents
and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

                           (c) Enforceability. The Assignee hereto
represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                           (a) The Assignor has been duly organized and is
validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

                           (b) This Assignment Agreement has been duly
executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (c) The execution, delivery and performance by
the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

                           (d) The execution and delivery of this
Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

                           (e) There are no actions, suits or proceedings
pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

                           (f) Except for the sale to the Assignee, the
Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

                           (g) The Assignor has not satisfied, canceled, or
subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

                  It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

                  It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

                  6.       Repurchase of Mortgage Loans.

                  Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

                  In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Servicing Agreement with respect to such Mortgage Loan

                  Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

                  7.       Continuing Effect.

                  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

                  8.       Governing Law.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS).

                  9.       Notices.

                  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, [______________________, _____________________] or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, _________________, _________________, Attention: ________________________,
or such other address as may hereafter be furnished by the Assignee, and
(iii) in the case of the Assignor, __________________, Attention:
_________________, or such other address as may hereafter be furnished by the Assignor.

                  10.      Counterparts.

                  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  11.      Definitions.

                  Any capitalized term used but not defined in this Agreement has the same meaning as in the Servicing Agreement.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                          ASSIGNEE:


                                          By:
                                                   ---------------------------
                                          Name:
                                                   ---------------------------
                                          Title:
                                                   ---------------------------


                                          ASSIGNOR:


                                          By:
                                                   ---------------------------
                                          Name:
                                                   ---------------------------
                                          Title:
                                                   ---------------------------


Acknowledged by:

SERVICER:


By:
         -------------------------------
Name:
         -------------------------------
Title:
         -------------------------------





                                                                  EXHIBIT G


                  FORM OF COMPANY'S OFFICER'S CERTIFICATE

                  I, ______________________, hereby certify that I am a
duly elected [Vice President] of _____________________________, a corporation organized under the laws of the State of _________ (the "Company") and further as follows:

                  1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Articles of Incorporation of the Company which is in full force and effect on the date hereof.

                  2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Company which are in effect on the date hereof.

                  3. The execution and delivery by the Company of the Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (the "Sale and Servicing Agreement") and the Custodial Agreement , dated as of December 1, 2001 (the "Custodial Agreement" and, together with the Sale and Servicing Agreement, the "Agreements") are in the ordinary course of business of the Company and no special resolutions or consents of the board of directors of the Company are required in connection therewith.

                  4. Each person who, as an officer or representative of the Company, signed (a) the Sale and Servicing Agreement, or (b) any other document delivered prior hereto or on the date hereof in connection with any transaction described in the Agreements was, at the respective times of such signing and delivery a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 3, and the signatures of such persons appearing on such documents are their genuine signatures.

                  No proceedings for dissolution, merger, consolidation, liquidation, conservatorship or receivership of the Company or for the sale of all or substantially all of its assets is pending, or to my knowledge threatened, and no such proceeding is contemplated by the Company.


                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


         Dated:                      By:
                                         --------------------------------
                                     Title:   Vice President


                  I, __________________ the Secretary of
__________________________, hereby certify that _______________________ is a duly elected and acting Vice President of the Company and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


         Dated:                                By:
                                                  ----------------------------
                                               Title:  Secretary